UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of Registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: April 30, 2017

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

Cambiar Opportunity Fund Cambiar SMID Fund Cambiar Small Cap Fund Cambiar International Equity Fund	Cambiar International Small Cap Fund Cambiar Global Equity Fund Cambiar Global Ultra Focus Fund (formerly, Cambiar Unconstrained Equity Fund)

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The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

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Cambiar Investors, LLC

Shareholder Letter

April 30, 2017

Cambiar Funds Shareholder Letter

The fiscal year ended April 2017 featured broad based gains across equity markets, notwithstanding several distinct mood shifts along the way. In the second quarter of 2016, markets recovered from a sharp correction in global equities and a tightly correlated bear market and recovery in commodities. While initially jolted by the surprise “Brexit” national referendum in the U.K., markets stabilized in the summer leading into the U.S. elections in November. The surprise Republican election sweep led to a sharp rally in markets and especially in pro-cyclical and interest rate sensitive businesses, as markets priced in the possibility of a series of pro-business and pro-growth reforms. The ebullience was brief, as markets quickly re-assessed how much fundamental change was realistically possible. In calendar 2016, traditional value stocks and sectors enjoyed a significant degree of outperformance versus growth stocks on a broad basis, breaking a nine year run of growth over value. However by early 2017, whether due to greater realism about the possibilities of political change, or simply because of real world fundamentals, value stocks and sectors ceased performing as well and were eclipsed by global growth names, notably in the technology sector, dissipating most if not all of the relative-performance gains of 2016. At the end of April, the U.S. market stood at all-time record levels, while outside the U.S., European, Asian, and Emerging Market stocks have generated some of their best gains in several years in the 2016-17 period. These areas still remain well-below post and pre-2008 highs however.

Each of the above mood swings deserves a bit more elaboration. In short form, improved growth prospects globally and prospects for less acute Central Bank medication have proven to be a powerful and positive cocktail for equity returns. The march of disruptive technology and the rapid eruption of new, distinct, and difficult to replicate technology and internet ecosystems continues to compound. Against this backdrop, equities have advanced steadily, taking in stride systemic risk events that appear not really to be all that systemically risky.

Brexit: A Risk that Wasn’t — Markets were abruptly jolted by a surprise referendum vote by the citizens of the U.K. to exit the EU in June 2016. As has often been the case following the 2008-09 Global Financial Crisis (GFC), poltical/financial developments that create a perception of systemic risk have resulted in immediate and violent risk-averse behaviors and pricing by markets. The Brexit referendum led to an immediate selloff in most financials and cyclically-driven businesses along with collapses in global sovereign bond yields to their lowest levels ever recorded, with nearly $14 trillion of fixed income instruments globally trading with negative yields as of early July (source: Bloomberg). The fears expressed in these kinds of episodes can be summarized as a reprise of the GFC, where consistent pricing and liquidity for all but the safest financial instruments suddenly disappears owing to a break in the financial system, bringing about deep recessionary economic conditions. The outperformers in equity markets during these kinds of episodes are historically defensive stocks such as utilities and staples, bond surrogate businesses owned largely for yield, and some growth stocks whose fundamentals ought not to be closely tied to near term economic performance. The above usual playbook ensued for about 2 weeks, however the reality on the ground is that the “Brexit” process is apt to take years to negotiate and implement, translating into a very limited risk that anything like the above ultimately transpires. Other than a very rational decline in the British Pound due to inferior prospective terms of trade, there seems to be little damage from a referendum whose details have yet to be worked out. As a result, most cyclical and interest-senstive businesses, especially in Europe, reached multi-year lows during this episode — these may have represented generational lows in some cases.

The Beginning of the End of Emergency Monetary Policies — During the late summer of 2016, the world’s major Central Banks began adjusting policies and commentary around the continued use of extreme unconventional monetary policies, such as negative interest rate policy (NIRP) and gigantic bond buying programs that lead to artificial scarcities of various instruments. The use of aggressive monetary policies was critical in staving off depressionary financial conditions in the 2008-09 GFC and later the 2011-12 European financial crisis. But years later, these policies have likely reached a point of diminishing if not outright negative returns, and change appears to be in the air in the academic realm of Central Bank policy, tools, and implementation. At a rate close to 0% in a non-financial emergency situation, the stimulative nature of low rates reverses and becomes contractionary, a sort of wet-blanket thrown over the financial system that restrains banking asset growth. The contractionary effect of the “reversal rate” becomes stronger at negative rates. At low enough rates, either the asset side of the balance sheet is not earning enough of a return, or the liability side of the balance sheet fails to be a source of profitability, or both, causing banks to reign in their risk profiles. Depositors behave similarly — the value of depositing money in the banking system decreases as rates approach zero.

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Academic economists are still grasping at the reversal rate concept’s specific friction points. Out in the real world, we can confidently attest that banks’ desire to issue fewer loans starts well above 0%, and the propensity to grow loans or deposits decreases as rates fall close to 0%. Central Bank monetary experiments probably won’t come to a crashing halt just yet, but the long walk back to “normal” monetary policy is beginning, we believe. Central Banking rules of conduct are poised to reign in “Permulus” unconventional monetary policies that damage the health of financial systems and thereby inhibit money velocity. This has profound longer-term implications for the equity markets. For financial companies and especially banks, these have in effect been “taxed” by extreme monetary policies as a means to achieving various goals. If unfettered use of extreme monetary policies is actually contractionary, then those goals have a lesser chance of being achieved. As rates adjust to what are effectively more neutral but cyclically positive rate structures, financial companies are beneficiaries, and may be poised to re-rate higher with better associated returns. In more industrial businesses, the enduring presence of ultra-low interest rates has been associated with chronic overcapacity, similarly leading to less inflationary pressure rather than the goal of more. Stock market historical preferences for lower volatility sectors such as staples and utilities have been pushed to extremes given the rate environment, as have the effectiveness of debt-based corporate roll up strategies. For years, it has been a fool’s errand to become overly concerned about interest rates and risks to the downside in lower volatility / rate-driven sectors of the marketplace. Perhaps this will still be true in coming years. Our sense is that the process of weaning the markets away from emergency monetary policies will reveal some surprises along the way.

Supercap Technology: Modern Monopolies? — In the classic board game Monopoly, players must get very lucky or outwit unsuspecting opponents into bad trades to piece together enough real estate to form a monopoly. Upon reaching one, there are still a lot of outsized investments to be made in “improvements” before players can begin to extract outsized rents. But once a player finally monopolizes a corner of the board and builds it up, it’s mostly a downhill run from there — how fast will the player with the best positioned monopolies crush everyone else? Late in the game, there may be a flurry of implausible deal-making to create some form of competitive counterbalance, but it usually happens too late, barring some very peculiar dice rolls.

That kind of analogy seems more appropriate to the realm of the largest global tech stocks than a conventional growth stock analysis. The 5 largest technology companies in the U.S. (Apple, Alphabet [aka Google], Amazon, Facebook, and Microsoft) collectively went on to add more than $600 bn in market value in the first four months of 2017, or about 1.5x the value of the entire U.S. transportation sector (that had been performing so well in 2016). At the end of 2016, the big 5 tech stocks constituted 5 of the top 10 stocks by global capitalization; now they constitute the top 5 period. Of the top 10 companies by market capitalization globally, 7 of the top 10 are technology or internet giants as of April 2017, as Chinese internet stocks Alibaba and Tencent have displaced American giants GE and Wells Fargo in the top 10, bringing the collective addition of market cap to greater than $800 bn in the first few months of 2017 alone.

Traditional value investing as a discipline embeds some degree of mean reversion as a key intellectual principle. Underperforming business assets may outperform in the future due to cyclical factors and business management coping skills, leading to outsized gains in their stocks as investors reappraise their improvements. High priced stocks that belong to rapidly growing businesses tend to be brought down a peg by their own success, or just slow rapidly as unique business conditions abate. Put differently, value investors will tend to fade meteoric business success in long-term financial models, as historically gigantic unbridled success proves unsustainable and vulnerable to smaller, more nimble, and more entrepreneurial competitors. In contrast, growth styles of investing tend to disregard the fade effect until and unless it becomes abundantly clear, and similarly distrust the capacity of struggling businesses to improve their fortunes. A more nuanced approach to value does not look at every winner as an eventual loser or the opposite, but does assume that size and scale and sheer numbers eventually lead to clear limitations on the continued compounding of the very biggest businesses. Typically, they eventually slow down, or cannot continuously innovate with the same degree of success.

Given that framework, how would one explain the continued galloping success of the five “supercap” technology giants mentioned above (supercap = >$300 bn mcap)? Take your pick: which of these is fading at the moment? All have enjoyed staggering commercial success in their relatively shorter business histories. It begs a separate form of questioning from a traditional or even not so traditional value framework. All of the big 5 tech businesses bear monopolistic market shares and positions as businesses that are not easily replicated or displaced from their respective strongholds.

With supercap technology stocks dominating the stock market in 2017, it is a question worth asking. Who or what can stop these guys? How? It has happened before. At their respective peaks in a distant past, Eastman Kodak, Xerox, and IBM were thought to be similarly unassailable in their product categories (film, photocopiers, and mainframe computers, respectively). It’s not that anyone ever came along and made distinctly better film or mainframes, but the use case for their technology declined and the companies became much less relevant. At varying points in the less distant past, Apple was nearly vanquished by

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Microsoft-powered PCs only to reinvent whole new categories that it now dominates. Microsoft later faced questions of long-term relevance owing to its dependence on a traditional software model geared to desktop PCs, but its remaining server and office product suite have potentially broader audiences in a cloud-based model of computing. Even more recently, supercap technology businesses of the early 2000s such as Intel and Cisco have shown limited capacities to grow outside their monopolistic positions in microprocessors and routers this decade. This has led to low-ish valuations that embed a “fade” of their dominance as end market demands move away from their core strengths.

Hence it is not inconceivable that today’s technology giants could face alternative forms of competition, or a core market structure shift that they are not able to cope with very well. But for the time being, such prospects seem difficult to identify. With internet-based ecosystems leaping to the fore, companies that control the on ramps to the internet (Apple devices, Google search & related devices), integrated online ecosystems (Facebook, Microsoft Office), and the ultimate ecommerce superstore (Amazon) have become the most valuable companies in the stock market, globally.

Extreme Futurism — Given the astonishing success of the supercap tech giants, it has led to a visible pattern of “extreme futurism” in the current stock market, with strong bets on technology-based perceived winners and attackers to win, and strong corollary bets on the perceived losers of futurism. Some of these bets appear well-placed, such as Amazon/eCommerce to render many shopping malls obsolete or for internet advertising (Facebook and Google are most of it these days) to purloin ad spending from traditional media and ad agencies. Other instances of extreme futurism seem very reminiscent of 1999 dreamscape thinking. Tesla, having yet to earn any economic or accounting profit, yet is priced to blot out several major original equipment manufacturers (“OEMs”) and associated dealer networks. Companies perceived as being in sync with extreme futurism (such as Tesla) have traded at increasingly unbounded valuations, as the value associated with winning and dislocating older industrial iterations of various industries are considered vast. Companies on the wrong side of extreme futurism have tended to trade at despondent valuations versus historical profitability and are often heavily shorted. Traditional auto OEMs are viewed as serially at risk of not prospering or being viable in “auto 2.0” (the electrification / automation of cars and driving) with some risk of bankruptcies by major companies not able to adjust rapidly enough. Old media forms of distribution and content monetization are also beginning to exhibit despondent valuations that similarly suggest little optimism that managements can navigate obvious changes in the way people view and engage with media. Even looking at our asset management industry, it is not hard to draw similar parallels, where the dislocation threat takes the form of ETFs, indexation, smart beta, and other forms of automated decision making encased in a different wrapper.

In industries where there is not yet an obvious form of futurism that could supplant the existing order (think aerospace or hvac systems or restaurants), valuations of older world businesses have held up fine and traded up in line with the general market. The future is indeed coming right at us, but not unlike the old economy / new economy divide of 1999-2000. It probably is not the correct conclusion that the entire set of old economy companies won’t adapt, or that the new economy / tech leaders’ companies will have consistent success when their current businesses are tasked with scaling beyond early adopters to the masses. That’s more or less what happened in the early 2000s.

Cambiar’s relative value approach looks at historic multiple ranges as a means by which to make an educated guess about future multiples, assuming that past business return ranges and valuations may prove to be good proxies of the future. Under the best of circumstances, it is merely a method of approximation, but it does tend to be fruitful as long as it is applied carefully. By definition, past multiples and business returns are not predictive of the future when faced with dislocative technological or market structure changes. At that point, it really boils down to doing good investment research, and in some cases this may entail avoiding statutorily cheap stocks that flash value signals but that are just structurally challenged.

We find no shortage of stocks at risk of technology-driven dislocation trading at low capitalized multiples of past profits today, but with significant questions about long-term business strategy and relevance. Failing to see this phenomenon for what it is generates false positives. To be even a bit more self-critical, one could argue that trying to use some form of well-reasoned forward multiple projection, such as we do, in the face of so much technological dislocation and with monetary policy at the extremes is bound to be hopelessly difficult. Some days it so seems.

However, with these self-admitted limitations laid bare here, we are not quite ready to give up the faith just yet. Relative valuations and inter-sector performance has been stretched very far by the extreme futurism mentality that has taken hold. We do see a return to “normal” monetary policy, albeit at far lower overall rates than pre-GFC. The intense concentration of returns and capitalization in a small number of leadership stocks is not itself unprecedented, nor is the tendency for sector predominance and factor-based investing to dissipate in the course of time after such a pronounced period.

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This represents a logical transition point to discuss Fund performances. As foreshadowed by the above commentary, the optimal investment disposition and personality have shifted rapidly around in the last twelve months, from ultra-risk averse in the summer, to highly pro-cyclical and value-y in the fall, to growth and technology oriented in early 2017. Having hewn more to value-y and only a modest degree of futurism in most portfolios, performance has been underwhelming in several strategies. The question we ask ourselves with some degree of seriousness, is whether our investment disposition has ultimately led to being out of synch too often with the tone of the markets, leaning too value-y and traditional in an investment landscape increasingly driven by disruption and new business models. We have in other time periods held larger amounts technology and other intellectual property-driven businesses, but in time periods of distinctly less demanding aggregate valuations. Finding balance, and understanding that at the moment the rubber band between traditional and new age businesses has been stretched very far, will be a clear challenge in the coming year.

In general, Fund performances have benefited from exposure to technology names and financials have also performed well, while losses have been most acute in company specific situations. The absence of more aggressive technology and internet positions, particularly in the U.S. and Globally oriented strategies, has been damaging in relative terms. Exposures to traditional retailers, while not significant, have been damaging due to material technology dislocation in these spaces from eCommerce. The Funds have also tended to experience losses in the energy sector as performance and sentiment are heavily influenced by the direction and level of the price of oil. While oil prices rose during the fiscal year, you would hardly know this looking at the stocks, which have struggled. Our sense is that the ugly bear market in energy-related equities that began in 2014 is in its later stages; however, prolific shale oil production and a poor job by OPEC as it has attempted to re-establish its management of the excess float of global oil in 2017 have pushed a recovery in industry economics further out in time than markets had expected. The energy story is a complex one, with geopolitics, disruptive technology (in the form of North American shale production) and extreme futurism (such as the electric car) all intersecting the analysis in distinct ways. Over time, we believe higher quality producers and services companies in North America should generate favorable business returns and be necessary for the visible future of global energy. The relative value framework is, we think, still relevant for energy to simplify the analysis. Energy costs as a % of global GDP have ranged from 5.5% (1998-99) at the lows to as high as 9.5% at the highs (1970s and also in 2008). They are currently near the multi-decade lows, and past episodes at these levels occurred in the context of severe demand dislocations stemming from the Asian financial crisis of the late 1990s. World economic activity is healthy and stable presently, and should lead to solid energy demand. Some degree of patience is in order to see this through.

Cambiar International Equity Fund — This Fund has had a very good run in the last 10 years, but fiscal 2017 was not particularly good. The Fund’s Investor Class gained 5.75% in FY2017 versus a gain of 11.29% for the MSCI EAFE Index. The lag is considerable and owes to a number of factors. In past years, due to a series of challenges in international finance, a lot of positive relative performance arose through selective avoidance of problem areas, and we were particularly adept in avoiding sharp drawdowns in commodity businesses, Emerging Markets, and a wide variety of financial businesses. The opportunities for selective avoidance have lessened of late, with international markets posting substantial gains since early 2016. This has led to broad based gains in many sectors, with “problem areas” constituting lesser relative gains than the big winners. The biggest winners have been in the technology arena where the extreme futurism mindset discussed above has prevailed both in and outside the USA. The International Equity Fund was not overly concentrated there and was willing to let technology and IP centric names go a bit early due to reaching valuation targets, such as positions in Infineon Technology and IHS Markit — these positions generated gains but could have been greater had we contemplated a more expansive valuation range. A similar conundrum was faced in the consumer staples space, where deficient positioning has led to lost upside potential as valuations for stable / predictable businesses had pushed higher than our collective comfort zone. These errors of omission in the context of a bull market have been damaging. The largest positive contributing names to the Fund during the fiscal year were positions in Airbus SE, Adecco Group AG, and HSBC bank. The former two were bought at good times in the fiscal year (relatively shortly after the Brexit panic) leading to better performance as the markets came to realize that prevailing economic risks were low, and each company has benefited from stronger business conditions for aircraft demand and staffing demand, respectively. HSBC bank has been owned by the Fund for several years and generated gains after having travelled sideways for some time. The Fund’s worst positions were in telecommunications equipment supplier LM Ericsson, Astellas Pharmaceuticals, and Dutch telecoms services company KPN. The Ericsson position was uniquely disappointing as the company occupies a valuable position in global telecommunications infrastructure, but has not managed its business development or cost profile very well, leading to financial results well below par that ultimately strained its resources leading to a dividend cut. Our sense is that Ericcson management did not have a good handle on their business from an internal perspective, and was exited. Astellas was sold due to weaker than anticipated results from key new drug Xtandi. The KPN position has been held for a few years and has been profitable longer term. Europe’s telecoms industry remains in need of consolidation and revenue drivers from broadband, and

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while this appears to be developing, it has been a slow process and we sense market participants have found other areas to offer more immediate gratification; we remain holders of KPN.

Cambiar Global Equity Fund — The Cambiar Global Equity Fund underperformed the MSCI ACWI Index by 5.79%, as the Fund’s Investor Class rose by 9.35% versus a 15.14% gain in the Index. The lag lies in a similar set of causes as the above, with limited exposure to global technology supercaps as being among the largest relative performance drags, as well as limited exposure to lower volatility and defensive sectors such as staples. The Fund’s three best performing technology positions were PC and printing company HP Inc, internet marketplace EBay, and search technology leader Alphabet (aka Google), offset by declines in LM Ericsson (as discussed above) and Dutch security technology company Gemalto. Notably missing are supercaps such as Apple Inc, Microsoft, Amazon, Facebook, and Chinese giants Alibaba and Tencent. While we cannot make a value-ish case for all of these giants, with some (such as Amazon and Facebook) posing difficult fundamental questions as to what they ought to be worth, these are very large stocks and represent a disproportionate component of the spread between our performance and those of cap-weighted indexes. It is worth pointing out that at this juncture, we judge an effort to pile on or chase these names as irresponsible and not in line with the tangible risk/reward in these businesses. The largest contributors to the Fund overall were Citizens Financial Group, which gained strongly in the post-U.S. election time period and retained these gains, MGM Resorts, a global casino and gaming operator, which has benefited from several new openings, and CSX corp, an Eastern U.S. railroad, which was sold as it achieved our price target. The Fund’s other larger loss positions were in Noble Energy, a North American-oriented shale energy producer, and Astellas. We have retained the Noble Energy position, and other energy positions that have lagged so far in 2017.

Cambiar Opportunity Fund — This Fund benchmarks itself against the S&P 500 Index and Russell 1000 Value Index, and owns a mix of mostly large cap U.S. stocks with some occasional mid cap names. The Fund’s Investor Class lagged the S&P 500 Index by 2.51%, gaining 15.41% versus a 17.92% Index gain. The Russell 1000 Value Index gained 16.55% in the same period, putting the relative lag at 1.14%. Unlike the aforementioned International Fund, selective avoidance has not been nearly as effective a means of generating relative performance, as the pace of larger U.S. equities has remained strong in general. Unsurprisingly, given the tone of the markets, the top three positions in terms of performance contribution were all in technology (Symantec, a security software provider, EBay an internet marketplace, and HP Inc., a supplier of printing solutions and PCs). Following the tech names, several financial companies including Citizen’s Bank, Citicroup, and BB&T group dot the top performers, all participating in the post-election rally and sustaining these gains. The worst positions resided in retail and energy, including Nordstrom’s (exited at a loss due to competitive challenges), CVS Health (a longstanding position we are sticking with), Occidental Petroleum and Noble Energy, both caught in the energy market declines, and also sticking with. Although the Fund did not beat benchmarks in the measurement period, the generally growth and tech led U.S. large cap space represents a distinct challenge for a value oriented discipline under prevailing sentiment and market structure; keeping the pace is not a small feat in this sense. The Fund had accomplished this through a very active pursuit of portfolio balance in terms of return drivers, adherence to a blue chip value mentality, and pursuing specific stories that represent distinct value opportunities.

The whole of equity markets have been affected by the increasing presence of passive investing as a percentage of flows, with the large cap U.S. equity space the most frequently indexed segment of the markets. With indexing flows strong and active flows negative, sustaining portfolio balance while not sustaining index-hugging portfolio characteristics has been critical. Some interruption of the supercap tech and low volatility obsession, perhaps spurred on by slightly higher interest rates or the sheer weight of these spaces, would likely be beneficial to future performance given the positioning of the Fund.

Cambiar Global Ultra Focus Fund — This Fund, formerly called the Cambiar Unconstrained Equity Fund, gained 9.83% versus a 14.65% gain in the MSCI World index. The Fund employs a concentrated strategy and typically holds 15-25 positions in global equities of varying capitalization ranges. The Fund objective is to gain long-term performance by acquiring large positions in equities that it deems to be distinctly undervalued with a range of drivers and returns, and to achieve this by identifying uniquely attractive buy and sell points in which to build or exit these positions. Due to the concentrated nature of the Fund and the idiosyncratic nature of its positions, performance on a quarterly and annual basis can be very concentrated, and 2016-17 was true to form, however Cambiar has endeavored to decrease this Fund’s historic volatility with a more balanced range of global stocks and return drivers, coupled with lesser use of derivatives and swaps to magnify position concentration. The Fund does not intend to abstain completely from these instruments, as they can be used to isolate company-specific return drivers or risk components. However, looking at the nearly 10-year operating history of this strategy, the increase in stock specific risk and volatility by employing derivatives can easily cut in both beneficial and harmful directions, and has at varying times in the last year and over the longer term. The periods of superior performance (and inferior performance as well) have their roots in stock picking specifically, and having some good sense of timing. Accordingly, the Fund’s footprint in these areas has become much smaller and more case-specific, and we plan to keep things this way.

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The Fund’s top performing positions in the fiscal year were EBay, Airbus, Harman Industries (a supplier of audio and video equipment and automotive infotainment systems, and Baker Hughes, a major oilfield services provider. Both Harman and Baker Hughes were acquired for strategic reasons by Samsung and GE, respectively, in late 2016, leading to large gains. The Fund’s largest performance detractors were two smaller cap technology positions, VeriFone (a provider of payment systems terminals) and Synaptics (a provider of touch screen and biometric authentication chips), as well as an unfortunate decision to hedge pre-election stock market risks through a swap position that declined in value as the U.S. stock market did not in fact swoon very much prior to the election. The latter is a relatively potent example of trying “too hard” to execute this strategy to a specific outcome using derivatives; in effect the market’s big pre-election swoon happened in early 2016, and the implementation of this position was mistimed. Subsequent events such as the Brexit vote and the run up to the election failed to hold the U.S. market down very long. Fortunately, this position was exited on the eve of the election, preventing further damage in the post-election rally. The VeriFone and Synaptics positions remain in the Fund currently as we judge these stocks to have strategic value in the payment and touch screen ecosystems they occupy, notwithstanding the difficult run up to now.

While the Fund did not outperform over the measurement period, and has not really performed well since late 2015, there are some worthwhile morals to consider. The first is the business of trying “too hard” to achieve performance or to take advantage of a particular market insight as referenced above. The asset management business has always been difficult and often counter-intuitive, and never more so than today with all but a fraction of stock market trading NOT executed by real human investors, but by indexes, algorithms, quantitative approaches, and ETFs that are themselves indexes or sub-indexes. To put it mildly, the markets may not move, and stocks may not move, as or when an experienced investor might suppose they would to specific events. However, in managing this strategy over the course of this period, some of the best decisions have been to stand still on various positions and wait out the eventual recognition of their worth. Most of the better performing stocks in late 2016 or early 2017 had been in the Fund for some time, and fortunately few attempts were made to time specific events or reactions to events. As the passive/quantitative/momentum/robotic trends in investing show few signs of abating, this as a practical matter makes the business of price discovery increasingly inexact.

As a concentrated strategy, performance can dramatically turn on the basis of a handful of positions. The bifurcated market sentiment currently is giving rise to unique opportunities globally, notwithstanding record highs in the U.S. Given the Fund’s concentration and long-term performance orientation, investors are encouraged to look at 3-5 year expected holding periods for this strategy.

Smaller Cap Domestic Strategies (Cambiar Small Cap Fund and Cambiar SMID Fund) — The performance of these strategies contains a handful overlaps and are managed by the same team of investment professionals, yet varied profoundly from each other. The SMID Fund’s Investor Class moderately outperformed the Russell 2500 Value and Core Indexes, gaining 22.66% in the fiscal period versus gains of 20.66% and 20.69% respectively for the SMID Indexes. While the SMID Fund’s strategy sailed along through the early 2016 market declines and subsequent mood shifts relatively smoothly, the Small Cap Fund struggled badly in early 2016 due to a raft of losses in various smaller cap stocks, made some ham-fisted attempts to adjust to the volatility in the sector and opportunities that presented themselves, but never really recovered the lost ground over the balance of 2016 or early 2017. This led to Small Cap Fund’s Investor Class performance of 14.13% versus a Russell 2000 Index performance of 25.63% and Russell 2000 Value Index performance of 27.18%, much of this occurring in the post-election rally in 2016. There is a bit of an echo in the commentary for the Small Cap Fund and the Global Ultra Focus Fund, namely that in striving too hard to achieve specific outcomes, or to avoid potential dangers that markets might nonetheless be aware of, a lot of performance can quickly be lost.

The following paragraph is verbatim from last year’s report, but still is highly relevant:

With that as a backdrop, it’s important to remember that there is always a degree of looseness to smaller cap stocks, whose price movements do not track business fundamentals in a straight line. These names may not consistently have the market liquidity of larger companies and tend to react more erratically to news and information as well as the fact that they are not always well followed by investment professionals. In many cases, the scope and durability of the business franchise of smaller cap companies can be more difficult to estimate, leading to very wide ranges of potential business values in both good and bad times. With lots of performance based and passive flows trampling through the less liquid ether of smaller cap stocks, the amplitude of swings can be large. But the basic investment formula is the same, as it is these same characteristics that create the opportunity set in the first place on a stock by stock basis: 1) find a good business that you think has defensible franchise value and either generate excess capital, or have growth potential, or both, 2) identify a buyable price range for attachment that appears to give limited credit to these positive business attributes, and 3) similarly identify a price level where, based on current realities, the stock would fully reflect the positives and not give much weight to potential negatives as a sell target. And then try

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APRIL 30, 2017

to be patient. Stay away from highly leveraged situations, aggressive M&A, businesses caught in adverse competitive situations that they cannot realistically overcome, and businesses that are overtly promotional. In an impatient world overstuffed with savings that yearns for any positive return; that ought to be more than enough.

Cambiar Small Cap Fund — This Fund‘s best performing positions were auction house Sotheby’s, Science and Applications (SAIC), a government IT contractor, Microsemi, a mixed-use industrial semiconductor company, and Colony Starwood Homes, a single family home REIT operator. Sotheby’s stock was exited recently after rocketing upwards by over 100% from 2016 lows — all the while the business of art and collectables auctions has not really changed appreciably. SAIC was also exited at nearly a double during the fiscal year. Microsemi was the Fund’s longest-held position, entered into during the teeth of the GFC of 2008-09, and was finally exited after many years as it had grown too large to retain in a small cap strategy. Colony Starwood Homes represents a fairly new twist on the use of the REIT structure to hold single family homes as rentable assets, and has performed well as there seems to be a clear market need for this kind of business with a more national footprint. The worst positions were smaller tech positions VeriFone and Synaptics, discussed above, Magellan Health, a behavioral healthcare services provider, which was exited, and Acorda Therapeutics, a biotech company focusing on neurological disorders. We have retained Synaptics, VeriFone, and Acorda, which was punished for a patent-estate setback that ultimately did not represent the core of the story in terms of pipeline.

Cambiar SMID Fund — Cambiar’s SMID Fund looks similar to the larger cap strategies, with performance concentrated in technology and financial names. Interactive Corp, a holding company for several dating and professional services companies performed best, along with Microsemi (exited due to valuation in line with the Small Cap Fund) and PTC Inc (formerly known as Parametric Technology, a technical software company. Several banks and insurance companies also dot the better performers in the Fund. The Fund’s worst performers were VeriFone, Synaptics, First Solar, a solar panels company (exited due to acute pricing pressure in this business) and Autonation, an automotive dealership chain. The ratio of gainers to losers in the SMID strategy was generally very favorable, reflecting the positive overall market conditions and effective stock selection.

International Small Cap Fund — This is a newer Fund first launched in 2014, and continues to have a small amount of fund assets. It performed slightly better than the MSCI EAFE Small Cap Index in fiscal 2017, gaining 13.83% as compared to a 13.14% Index gain. Much of the performance window has been compressed into calendar 2017, as international indexes remained under pressure in U.S. dollar terms until early 2017, when the dollar began to weaken appreciably, creating a performance tailwind. The Fund invests in smaller international companies, generally in the single digit $billion capitalization range, and often on the lower end of that range. Performance tends to be idiosyncratic and very specific to individual company stories, although technology and financial names have tended to be better performers in the past year. The top performer in the period was DeNA, a Japanese maker of video games and game payment platforms, which has benefited from gaming giant Nintendo’s belated entry into the online gaming space through a partnership. The company was sold due to overly rapid price appreciation. Positions in MGM China, a Macau-based subsidiary of U.S. gaming company MGM, and Win Semiconductor, a chip maker, represented the other largest gainers. MGM China remains in the portfolio. The worst positions were Sthree, a U.K. based recruitment company (this declined during the Brexit vote process and was sold), GFK, a German market research company, and Chiyoda, a Japanese engineering and construction company. None of these positions were retained by the Fund.

Hedging and hedging instruments — Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios on the other hand are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for any investor in the fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

As the dollar has generally weakened in fiscal 2017, any money spent on currency hedging would likely have detracted from fund performances in the international and global sphere. However, consistent with our philosophy, none took place.

Derivatives — The only Cambiar mutual fund that has held any derivatives since early 2012 is the Global Ultra Focus Fund. Cambiar employs the use of longer-maturity call options and total return swaps in the Global Ultra Focus Fund. In our view,

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2017

these instruments, among other impacts, permit a smoother management of fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management of after-tax portfolio returns. By their nature, derivatives embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. As we have used these instruments for multiple purposes per the above, it would be difficult to fully disaggregate their impact on Fund performance to the basis point. On balance we would estimate that the Global Ultra Focus Fund’s performance was weakened by three percentage points owing to derivative use in the last 12 months. As written above in the Fund’s specific commentary, the employment of derivatives and swaps has been scaled down in the course of fiscal 2017, and the plan is for these to remain scaled down in frequency and scope. It would be difficult to design a precise equation governing this. If the Fund employed derivative exposures of 20-50% of notional fund capital in the past, this would decline to something in the range of 0-20% as envisioned.

Final Comments — Financial markets and the world at large are on a journey to an economic order that may bear little resemblance to the late 20th century. We believe, this is driven by rapid technological change, aging demographics, and clear shifts in global consumption patterns. There will be merit in a patient approach and in carefully choosing one’s capital allocations.

Thanks for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

The unusually favorable conditions that may lead to higher returns may not continue to exist and there can be no assurance that extraordinary performance will be repeated in the future.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2017

Definition of Comparative Indices & Key Terms

Correlated — to have a mutual relationship or connection.

Debt-based corporate roll up strategies — the process of merging businesses utilizing debt as the means of acquisition.

Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI EAFE (Europe, Australia, Far East) Small Cap Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. Benchmark returns are net of withholding taxes. The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI EAFE Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
OPPORTUNITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2017
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	15.41%	7.34%	11.22%	4.73%	8.40%
Institutional Class Shares	15.73%	7.60%	11.50%	4.99%	6.34%
S&P 500 Index	17.92%	10.47%	13.68%	7.15%	6.00%

(1)	Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return since June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2017
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	22.66%	6.25%	12.08%	9.29%
Institutional Class Shares	22.73%	N/A	N/A	5.97%
Russell 2500® Index	20.69%	8.55%	12.94%	10.63%

(1)	Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500 Index annualized inception to date return since May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2017
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	14.13%	1.27%	7.20%	5.79%	9.41%
Institutional Class Shares	14.44%	1.53%	7.49%	N/A	13.44%
Russell 2000® Index	25.63%	9.03%	12.95%	7.05%	9.15%

(1)

Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return since August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2017
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	5.75%	1.80%	6.45%	2.39%	7.66%
Institutional Class Shares	5.87%	1.94%	N/A	N/A	7.14%
Morgan Stanley MSCI EAFE Index	11.29%	0.86%	6.78%	0.87%	4.51%

(1)	Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The Morgan Stanley MSCI EAFE Index annualized inception to date return since September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2017
	1-Year Return	Annualized Inception to Date
Institutional Class Shares	13.83%	6.27%
MSCI EAFE Small Cap Index	13.14%	9.96%

(1)	Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2017
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	9.35%	3.68%	8.80%	10.15%
MSCI All Country World Index	15.14%	5.29%	8.96%	10.23%

(1)	Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2017
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	9.83%	2.37%	11.77%	8.21%
MSCI World Index	14.65%	5.68%	9.94%	4.09%

(1)	Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.9%
	Shares	Value
AIR FREIGHT & LOGISTICS — 3.1%
United Parcel Service, Cl B	100,000	$10,746,000

AUTO COMPONENTS — 2.3%
Adient	110,000	8,091,600

BANKS — 11.1%
BB&T	225,000	9,715,500
Citigroup	185,000	10,937,200
Citizens Financial Group	200,000	7,342,000
Wells Fargo	200,000	10,768,000

		38,762,700

BEVERAGES — 3.2%
Coca-Cola	255,000	11,003,250

BIOTECHNOLOGY — 3.0%
Biogen*	38,000	10,305,980

CAPITAL MARKETS — 2.1%
T. Rowe Price Group	104,000	7,372,560

CONSUMER FINANCE — 7.1%
American Express	100,000	7,925,000
Capital One Financial	83,000	6,671,540
Synchrony Financial	370,000	10,286,000

		24,882,540

ENERGY EQUIPMENT & SERVICES — 2.8%
Schlumberger Ltd.	135,000	9,799,650

FOOD & STAPLES RETAILING — 3.3%
CVS Health	140,000	11,541,600

FOOD PRODUCTS — 3.1%
Tyson Foods, Cl A	170,000	10,924,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
HEALTH CARE PROVIDER & SERVICES — 4.3%
Aetna	55,000	$7,428,850
Universal Health Services, Cl B	63,000	7,607,880

		15,036,730

HOTELS, RESTAURANTS & LEISURE — 3.1%
MGM Resorts International	350,000	10,748,500

INSURANCE — 6.2%
MetLife	128,000	6,631,680
Willis Towers Watson	50,000	6,631,000
XL Group	200,000	8,370,000

		21,632,680

INTERNET SOFTWARE & SERVICES — 6.2%
Alphabet, Cl A*	12,000	11,094,240
eBay*	315,000	10,524,150

		21,618,390

IT SERVICES — 2.1%
Amdocs	118,000	7,226,320

LIFE SCIENCES TOOLS & SERVICES — 2.5%
Agilent Technologies	155,000	8,532,750

OIL, GAS & CONSUMABLE FUELS — 10.7%
EOG Resources	108,000	9,990,000
Noble Energy	235,000	7,597,550
Occidental Petroleum	160,000	9,846,400
Royal Dutch Shell ADR, Cl A	190,000	9,916,100

		37,350,050

PHARMACEUTICALS — 4.4%
Bristol-Myers Squibb	125,000	7,006,250
Eli Lilly	100,000	8,206,000

		15,212,250

REAL ESTATE INVESTMENT TRUSTS — 2.2%
Invitation Homes*	360,000	7,758,000

SEMI-CONDUCTORS & EQUIPMENT — 3.1%
QUALCOMM	200,000	10,748,000

SOFTWARE — 5.6%
Oracle	275,000	12,364,000
Symantec	230,000	7,274,900

		19,638,900

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 3.3%
HP	615,000	11,574,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
UTILITIES — 2.1%
American Water Works	92,000	$7,337,920

TOTAL COMMON STOCK (Cost $271,362,657)		337,844,870

TOTAL INVESTMENTS — 96.9% (Cost $271,362,657)		$337,844,870

Percentages are based on Net Assets of $348,807,173.

*  Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2017, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.5%
	Shares	Value
AIR FREIGHT & LOGISTICS — 2.4%
Expeditors International of Washington	14,340	$804,331

AUTO COMPONENTS — 2.7%
BorgWarner	21,040	889,571

AUTOMOBILES — 2.2%
Harley-Davidson	13,070	742,507

BANKS — 12.1%
BankUnited	22,610	797,907
East West Bancorp	16,500	895,455
PacWest Bancorp	14,340	708,253
Umpqua Holdings	44,480	785,962
Zions Bancorporation	19,650	786,589

		3,974,166

COMMERCIAL SERVICES & SUPPLIES — 2.8%
Stericycle*	10,720	914,845

DISTRIBUTORS — 2.5%
LKQ*	26,790	836,920

DIVERSIFIED CONSUMER SERVICES — 1.6%
H&R Block	21,470	532,241

ELECTRONIC EQUIPMENT — 2.3%
VeriFone Systems*	40,970	759,584

ENERGY EQUIPMENT & SERVICES — 4.0%
RPC	38,430	698,273
US Silica Holdings	14,810	614,615

		1,312,888

FOOD PRODUCTS — 2.8%
TreeHouse Foods*	10,490	918,924

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
ResMed	11,590	$788,004

HEALTH CARE PROVIDER & SERVICES — 2.8%
Premier, Cl A*	26,970	911,586

HOTELS, RESTAURANTS & LEISURE — 2.9%
Norwegian Cruise Line Holdings*	17,840	962,111

INSURANCE — 2.8%
XL Group	21,850	914,422

INTERNET SOFTWARE & SERVICES — 2.7%
IAC*	10,550	875,755

IT SERVICES — 11.9%
Amdocs	13,630	834,701
Booz Allen Hamilton Holding, Cl A	21,950	788,663
Euronet Worldwide*	8,840	730,361
Leidos Holdings	15,610	822,023
MAXIMUS	12,500	762,375

		3,938,123

MEDIA — 2.7%
News, Cl A	70,100	891,672

OIL, GAS & CONSUMABLE FUELS — 4.5%
Cimarex Energy	6,670	778,256
RSP Permian*	18,520	704,686

		1,482,942

PROFESSIONAL SERVICES — 5.0%
Dun & Bradstreet	7,610	834,132
Robert Half International	17,420	802,191

		1,636,323

REAL ESTATE INVESTMENT TRUSTS — 7.7%
Colony Starwood Homes	25,370	877,041
MGM Growth Properties, Cl A	31,900	912,978
National Retail Properties	18,070	762,915

		2,552,934

SEMI-CONDUCTORS & EQUIPMENT — 2.1%
Synaptics*	12,790	700,508

SOFTWARE — 2.4%
PTC*	14,790	799,400

SPECIALTY RETAIL — 2.3%
AutoNation*	18,050	758,100

TECHNOLOGY HARDWARE & EQUIPMENT — 2.5%
ARRIS International*	31,510	818,945

TRADING COMPANIES & DISTRIBUTORS — 2.7%
Air Lease, Cl A	23,730	905,062

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
WATER UTILITIES — 2.7%
Aqua America	26,570	$879,201

TOTAL COMMON STOCK (Cost $27,018,586)		31,501,065

TOTAL INVESTMENTS — 95.5% (Cost $27,018,586)		$31,501,065

Percentages are based on Net Assets of $32,971,460.

*  Non-income producing security.

Cl — Class

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2017, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.5%
	Shares	Value
BANKS — 15.6%
Banner	180,000	$9,936,000
First Midwest Bancorp	402,260	9,135,324
Hilltop Holdings	382,000	10,623,420
Hope Bancorp	513,000	9,393,030
LegacyTexas Financial Group	179,775	6,797,293
TCF Financial	578,000	9,542,780
Umpqua Holdings	594,000	10,495,980
United Community Banks	377,000	10,310,950

		76,234,777

BIOTECHNOLOGY — 3.7%
Acorda Therapeutics*	516,000	8,333,400
Array BioPharma*	1,111,000	9,632,370

		17,965,770

CHEMICALS — 2.1%
Calgon Carbon	689,000	10,024,950

COMMERCIAL SERVICES & SUPPLIES — 2.5%
Interface, Cl A	606,000	12,059,400

CONSTRUCTION & ENGINEERING — 1.9%
KBR	661,000	9,287,050

ELECTRIC UTILITIES — 2.3%
PNM Resources	296,000	11,026,000

ELECTRICAL EQUIPMENT — 6.3%
EnerSys	139,000	11,552,290
Generac Holdings*	244,000	8,581,480
Regal-Beloit	136,000	10,723,600

		30,857,370

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
ELECTRONIC EQUIPMENT — 2.2%
VeriFone Systems*	572,000	$10,604,880

ENERGY EQUIPMENT & SERVICES — 3.5%
Oil States International*	296,000	8,806,000
Superior Energy Services*	689,000	8,323,120

		17,129,120

FOOD & STAPLES RETAILING — 2.0%
United Natural Foods*	230,000	9,551,900

FOOD PRODUCTS — 2.2%
Dean Foods	548,000	10,817,520

HEALTH CARE PROVIDER & SERVICES — 2.0%
Molina Healthcare*	198,760	9,896,261

HOTELS, RESTAURANTS & LEISURE — 2.1%
Brinker International	230,000	10,163,700

HOUSEHOLD PRODUCTS — 2.0%
Energizer Holdings	169,000	10,009,870

INSURANCE — 2.1%
Third Point Reinsurance*	831,000	10,055,100

IT SERVICES — 4.0%
Cardtronics*	226,000	9,397,080
Travelport Worldwide	779,000	10,259,430

		19,656,510

LIFE SCIENCES TOOLS & SERVICES — 2.5%
Bruker	493,000	12,024,270

MACHINERY — 2.3%
Federal Signal	708,000	11,051,880

MARINE — 2.1%
Kirby*	148,000	10,448,800

OIL, GAS & CONSUMABLE FUELS — 1.9%
Callon Petroleum*	781,000	9,247,040

PAPER & FOREST PRODUCTS — 2.2%
Schweitzer-Mauduit International	250,000	10,762,500

REAL ESTATE INVESTMENT TRUSTS — 3.8%
Colony Starwood Homes	286,000	9,887,020
Kite Realty Group Trust	416,000	8,469,760

		18,356,780

SEMI-CONDUCTORS & EQUIPMENT — 5.6%
Rambus*	808,000	10,116,160
Synaptics*	170,000	9,310,900
Xperi	237,795	7,989,912

		27,416,972

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
SPECIALTY RETAIL — 6.0%
DSW, Cl A	515,000	$10,619,300
Group 1 Automotive	140,000	9,653,000
Murphy USA*	132,000	9,183,240

		29,455,540

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 4.0%
Diebold	361,000	10,180,200
Super Micro Computer*	388,000	9,467,200

		19,647,400

TEXTILES, APPAREL & LUXURY GOODS — 2.0%
Wolverine World Wide	412,000	9,933,320

TRADING COMPANIES & DISTRIBUTORS — 8.6%
Air Lease, Cl A	260,000	9,916,400
Aircastle	509,000	12,022,580
Beacon Roofing Supply*	212,000	10,508,840
BMC Stock Holdings*	398,000	9,273,400

		41,721,220

WIRELESS TELECOMMUNICATIONS — 2.0%
Telephone & Data Systems	359,000	9,858,140

TOTAL COMMON STOCK (Cost $452,579,167)		485,264,040

TOTAL INVESTMENTS — 99.5% (Cost $452,579,167)		$485,264,040

Percentages are based on Net Assets of $487,654,521.

*  Non-income producing security.

Cl — Class

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2017, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.4%
	Shares	Value
AUSTRALIA — 2.4%
BHP Billiton	4,928,000	$74,912,996

BRAZIL — 2.0%
Ambev	10,901,000	62,227,166

CANADA — 2.0%
Canadian Natural Resources	2,000,000	63,740,000

CHINA — 6.1%
Baidu ADR*	331,522	59,750,210
China Mobile ADR	1,573,000	83,872,360
ZTE, Cl H	24,350,000	46,962,090

		190,584,660

DENMARK — 2.1%
Carlsberg, Cl B	669,000	66,755,029

FRANCE — 17.1%
Airbus Group	1,408,000	113,812,005
AXA	2,460,000	65,657,505
Carrefour	2,219,000	52,253,980
Engie	4,659,000	65,700,464
Essilor International	515,000	66,707,956
Orange	3,830,000	59,223,364
Total ADR	1,069,142	54,707,996
Vivendi	2,970,000	58,910,347

		536,973,617

GERMANY — 3.8%
E.ON	7,896,000	61,538,105

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
GERMANY — continued
Fresenius Medical Care & KGaA	655,000	$58,094,945

		119,633,050

HONG KONG — 4.2%
AIA Group	9,600,000	66,468,232
CK Hutchison Holdings	5,256,000	65,653,117

		132,121,349

INDIA — 2.0%
Tata Motors ADR	1,750,000	62,422,500

ITALY — 2.3%
Intesa Sanpaolo	24,742,000	72,044,721

JAPAN — 17.6%
Astellas Pharma	4,306,000	56,707,706
Komatsu	2,493,000	66,468,072
Mazda Motor	4,029,000	59,059,711
Mitsubishi Estate	3,140,000	60,000,000
Murata Manufacturing	447,000	59,930,161
Otsuka Holdings	1,402,000	64,484,202
Panasonic	5,669,000	67,664,883
Secom	837,000	60,715,726
Seiko Epson	2,814,000	57,557,370

		552,587,831

NETHERLANDS — 15.7%
Aegon	11,330,000	57,728,319
AerCap Holdings*	1,960,000	90,179,600
Gemalto	961,000	53,809,805
Koninklijke DSM	932,000	66,648,271
Koninklijke KPN	21,232,000	61,384,876
Royal Dutch Shell ADR	1,629,100	85,022,729
Schlumberger Ltd.	1,050,000	76,219,500

		490,993,100

NORWAY — 2.0%
DNB	4,051,000	63,414,358

SINGAPORE — 2.3%
DBS Group Holdings	5,181,000	71,726,658

SPAIN — 4.7%
ACS Actividades de Construccion y Servicios	1,974,617	73,172,986
Banco Bilbao Vizcaya Argentaria ADR	9,171,000	73,368,000

		146,540,986

SWITZERLAND — 7.6%
Adecco Group	896,000	66,517,053
Julius Baer Group	1,347,000	70,161,183
Roche Holding	388,000	101,458,034

		238,136,270

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
UNITED KINGDOM — 4.5%
HSBC Holdings ADR	2,117,953	$87,196,125
Smith & Nephew ADR	1,603,000	53,283,720

		140,479,845

TOTAL COMMON STOCK (Cost $2,865,035,885)		3,085,294,136

TOTAL INVESTMENTS — 98.4% (Cost $2,865,035,885)		$3,085,294,136

Percentages are based on Net Assets of $3,136,971,780.

*  Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended April 30, 2017, there were transfers of $361,747,170 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended April 30, 2017, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
APRIL 30, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.9%
	Shares	Value
ARGENTINA — 4.7%
Adecoagro*	3,004	$33,314
Telecom Argentina ADR	1,763	39,950

		73,264

AUSTRIA — 4.7%
Schoeller-Bleckmann Oilfield Equipment	519	36,249
Telekom Austria, Cl A	5,171	36,303

		72,552

BELGIUM — 2.1%
Ontex Group	991	33,054

CHINA — 2.0%
Greatview Aseptic Packaging	61,000	31,608

DENMARK — 2.4%
GN Store Nord	1,431	37,211

FRANCE — 7.3%
Eurazeo	540	36,599
Naturex*	362	32,963
Remy Cointreau	429	43,268

		112,830

GERMANY — 2.5%
HUGO BOSS	514	39,085

HONG KONG — 3.2%
MGM China Holdings	21,600	49,212

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
IRELAND — 2.2%
ICON*	403	$34,050

ITALY — 6.2%
ACEA	2,215	31,863
Azimut Holding	1,593	31,085
Piaggio	16,054	33,216

		96,164

JAPAN — 21.0%
Bic Camera	3,800	37,806
CyberAgent	1,100	34,144
Don Quijote Holdings	1,000	36,467
GS Yuasa	8,550	39,578
Hiroshima Bank	8,000	34,520
Sapporo Holdings	1,300	36,328
Sohgo Security Services	800	34,915
T Hasegawa	2,000	38,827
Trend Micro ADR	747	32,861

		325,446

LUXEMBOURG — 2.4%
L’Occitane International	17,750	37,200

NETHERLANDS — 2.1%
Wereldhave	707	32,551

NEW ZEALAND — 2.3%
Air New Zealand	20,131	35,243

PHILIPPINES — 2.5%
Cebu Air	18,320	39,648

SPAIN — 2.3%
Distribuidora Internacional de Alimentacion	5,950	35,409

TAIWAN — 4.6%
Advanced Semiconductor Engineering ADR	6,236	39,037
Chicony Electronics	12,000	31,660

		70,697

UNITED KINGDOM — 20.4%
Britvic	3,913	33,665
BTG*	4,439	39,081
Daily Mail & General Trust	3,302	30,566
Henderson Group	11,119	33,201
LivaNova*	629	33,148
NEX Group	5,473	43,582
Playtech	3,057	37,928
Spire Healthcare Group (A)	7,654	33,460

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
UNITED KINGDOM — continued
Tate & Lyle	3,311	$32,405

		317,036

TOTAL COMMON STOCK (Cost $1,344,789)		1,472,260

TOTAL INVESTMENTS — 94.9% (Cost $1,344,789)		$1,472,260

Percentages are based on Net Assets of $1,551,827.

*  Non-income producing security.

(A)  Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of April 30, 2017 was $33,460 which represents 2.2% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Argentina	$73,264	$—	$—	$73,264
Austria	72,552	—	—	72,552
Belgium	33,054	—	—	33,054
China	31,608	—	—	31,608
Denmark	37,211	—	—	37,211
France	112,830	—	—	112,830
Germany	39,085	—	—	39,085
Hong Kong	49,212	—	—	49,212
Ireland	34,050	—	—	34,050
Italy	96,164	—	—	96,164
Japan	325,446	—	—	325,446
Luxembourg	37,200	—	—	37,200
Netherlands	32,551	—	—	32,551
New Zealand	35,243	—	—	35,243
Philippines	—	39,648	—	39,648
Spain	35,409	—	—	35,409
Taiwan	70,697	—	—	70,697
United Kingdom	317,036	—	—	317,036

Total Common Stock	1,432,612	39,648	—	1,472,260

Total Investments in Securities	$1,432,612	$39,648	$—	$1,472,260

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended April 30, 2017, there were transfers of $186,683 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended April 30, 2017, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
APRIL 30, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.3%
	Shares	Value
AUSTRALIA — 1.8%
BHP Billiton ADR	7,965	$244,764

BRAZIL — 2.0%
Ambev ADR	47,035	269,511

CHINA — 1.8%
China Mobile ADR	4,517	240,846

DENMARK — 2.1%
Carlsberg ADR, Cl B	14,181	282,911

FRANCE — 10.4%
Airbus Group ADR*	16,655	335,931
AXA ADR	10,501	279,453
Essilor International ADR	4,483	290,947
Orange ADR	17,378	269,359
Vivendi ADR*	12,480	243,734

		1,419,424

GERMANY — 2.1%
HUGO BOSS ADR	19,118	291,550

HONG KONG — 2.1%
AIA Group	10,430	290,371

JAPAN — 9.2%
Astellas Pharma ADR	19,203	252,903
Komatsu Ltd. ADR	10,490	280,188
Mazda Motor ADR	33,367	245,915
Mitsubishi Estate ADR	11,407	218,672
Secom ADR	14,304	259,761

		1,257,439

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares	Value
NETHERLANDS — 9.7%
AerCap Holdings*	6,967	$320,552
Gemalto ADR	7,538	211,365
Koninklijke DSM ADR	15,416	277,180
Royal Dutch Shell ADR	4,926	257,088
Schlumberger Ltd.	3,538	256,823

		1,323,008

NORWAY — 2.1%
DNB ADR	1,846	290,524

SPAIN — 4.5%
ACS Actividades de Construccion y Servicios ADR*	41,272	304,997
Banco Bilbao Vizcaya Argentaria ADR	39,203	313,624

		618,621

SWITZERLAND — 4.3%
Julius Baer Group Ltd. ADR	28,771	297,780
Roche Holding ADR	8,601	281,235

		579,015

UNITED KINGDOM — 4.0%
HSBC Holdings ADR	7,249	298,441
Smith & Nephew ADR	7,588	252,225

		550,666

UNITED STATES — 41.2%
Agilent Technologies	5,032	277,012
Alphabet*	345	318,959
Biogen*	904	245,174
Bristol-Myers Squibb	5,037	282,324
Capital One Financial	2,636	211,882
Citigroup	4,382	259,064
Citizens Financial Group	7,239	265,743
Coca-Cola	6,204	267,703
CVS Health	3,348	276,009
eBay*	8,245	275,466
EOG Resources	2,811	260,018
HP	17,251	324,664
MGM Resorts International	9,619	295,399
Noble Energy	7,030	227,280
Occidental Petroleum	4,180	257,237
Oracle	6,773	304,514
QUALCOMM	4,814	258,704
Synchrony Financial	8,079	224,596
Tyson Foods	3,969	255,048
United Parcel Service	2,380	255,755
Universal Health Services, Cl B	2,312	279,197

		5,621,748

TOTAL COMMON STOCK (Cost $11,976,255)		13,280,398

TOTAL INVESTMENTS — 97.3% (Cost $11,976,255)		$13,280,398

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
APRIL 30, 2017

Percentages are based on Net Assets of $13,652,289.

*  Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2017, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
APRIL 30, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.8%
	Shares	Value
AUSTRIA — 3.4%
Telekom Austria, Cl A	550,000	$3,861,236

FRANCE — 10.6%
Airbus Group	90,000	7,274,915
Orange ADR	300,000	4,650,000

		11,924,915

JAPAN — 3.2%
Mazda Motor	250,000	3,664,663

NETHERLANDS — 16.1%
Aegon	1,000,000	5,095,174
AerCap Holdings*	200,000	9,202,000
Gemalto	38,000	2,127,755
Schlumberger Ltd.	25,000	1,814,750

		18,239,679

SPAIN — 2.3%
ACS Actividades de Construccion y Servicios	70,000	2,593,976

UNITED KINGDOM — 3.3%
Playtech	300,000	3,722,103

UNITED STATES — 56.9%
AutoNation*	90,000	3,780,000
Biogen*	20,000	5,424,200
CVS Health	40,000	3,297,600
Diebold	125,000	3,525,000
eBay*	175,000	5,846,750
MGM Resorts International	150,000	4,606,500
Noble Energy	130,000	4,202,900
Occidental Petroleum	75,000	4,615,500
QUALCOMM	70,000	3,761,800
Superior Energy Services*	260,000	3,140,800
Synaptics*	90,000	4,929,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
APRIL 30, 2017

COMMON STOCK — continued
	Shares/ Number of Warrants/ Contracts	Value
UNITED STATES — continued
Synchrony Financial	170,000	$4,726,000
Travelport Worldwide	300,000	3,951,000
VeriFone Systems*	275,000	5,098,500
XL Group	80,000	3,348,000

		64,253,850

TOTAL COMMON STOCK (Cost $103,417,086)		108,260,422

WARRANT — 0.6%
UNITED STATES — 0.6%
Capital One Financial, Expires 11/14/2018* (Cost $432,462)	17,000	676,600

TOTAL INVESTMENTS — 96.4% (Cost $103,849,548)		$108,937,022

PURCHASED EQUITY OPTIONS (A) — 1.7%
UNITED STATES — 1.7%
CVS Health Call, Expires: 01/19/2018, Strike Price: $60.00*	500	1,125,000
QUALCOMM Call, Expires: 01/19/2018, Strike Price: $40.00*	600	807,000

TOTAL PURCHASED EQUITY OPTIONS (Cost $1,542,300)		$1,932,000

Percentages are based on Net Assets of $112,984,748.

*  Non-income producing security.

(A)  All of the purchased equity options are exchange traded, unless noted otherwise.

Equity Swaps held by the Fund at April 30, 2017, were as follows:

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
ACS Actividades de Construccion y Servicios	Goldman Sachs	01/18/2018	(1 Month LIBOR plus 0.50%)	202,940	$6,303,940	$1,187,334
Hochtief AG	Goldman Sachs	01/18/2018	1 Month LIBOR minus 0.50%	(30,000)	(4,234,810)	(1,164,966)
Schlumberger Ltd.	Goldman Sachs	05/24/2018	(1 Month LIBOR plus 0.50%)	35,000	2,693,186	(153,031)

						$(130,663)

ADR — American Depositary Receipt

Cl — Class

LIBOR — London Interbank Offered Rate

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
APRIL 30, 2017

The following is a summary of inputs used as of April 30, 2017 in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Austria	$3,861,236	$—	$—	$3,861,236
France	11,924,915	—	—	11,924,915
Japan	3,664,663	—	—	3,664,663
Netherlands	18,239,679	—	—	18,239,679
Spain	2,593,976	—	—	2,593,976
United Kingdom	3,722,103	—	—	3,722,103
United States	64,253,850	—	—	64,253,850

Total Common Stock	108,260,422	—	—	108,260,422
Warrant	676,600	—	—	676,600

Total Investments in Securities	$108,937,022	$—	$—	$108,937,022

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Equity Options	$1,932,000	$—	$—	$1,932,000
Equity Swaps‡
Unrealized Appreciation	—	1,187,334	—	1,187,334
Unrealized Depreciation	—	(1,317,997)	—	(1,317,997)

Total Other Financial Instruments	$1,932,000	$(130,663)	$—	$1,801,337

‡	Equity swaps are valued at the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2017, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$271,362,657	$27,018,586

Investments in securities at value	$337,844,870	$31,501,065
Cash equivalents	7,427,921	1,881,266
Receivable for investment securities sold	5,403,741	—
Receivable for capital shares sold	100,078	172,147
Dividends receivable	210,154	11,981
Prepaid expenses	20,149	19,773

Total Assets	351,006,913	33,586,232

Liabilities:
Payable for investment securities purchased	1,422,936	532,192
Payable for capital shares redeemed	356,055	654
Investment Adviser fees payable	200,170	13,267
Shareholder servicing fees payable	149,238	31,847
Audit fees payable	24,275	24,275
Payable due to administrator	12,812	1,185
Payable due to trustees	1,239	113
Chief Compliance Officer fees payable	626	421
Other accrued expenses	32,389	10,818

Total Liabilities	2,199,740	614,772

Net Assets	$348,807,173	$32,971,460

Net Assets:
Paid-in Capital	$267,804,194	$29,889,161
Undistributed net investment income	682,645	13,419
Accumulated net realized gain (loss) on investments	13,838,121	(1,413,599)
Net unrealized appreciation on investments	66,482,213	4,482,479

Net Assets	$348,807,173	$32,971,460

Investor Class Shares:
Net Assets	$173,177,394	$29,379,526
Total shares outstanding at end of year	7,156,533	1,866,673
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$24.20	$15.74
Institutional Class Shares:
Net Assets	$175,629,779	$3,591,934
Total shares outstanding at end of year	7,273,459	228,294
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$24.15	$15.73

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$452,579,167	$2,865,035,885

Investments in securities at value	$485,264,040	$3,085,294,136
Cash equivalents	—	86,609,494
Receivable for investment securities sold	9,736,940	10,759,990
Receivable for capital shares sold	158,383	10,036,458
Dividends receivable	186,219	8,673,452
Receivable for dividend tax reclaim	—	2,855,762
Prepaid expenses	15,408	51,352

Total Assets	495,360,990	3,204,280,644

Liabilities:
Payable for investment securities purchased	3,142,095	59,800,548
Payable due to custodian	2,034,157	—
Payable for capital shares redeemed	1,896,752	4,801,496
Investment Adviser fees payable	398,859	2,141,522
Shareholder servicing fees payable	149,744	90,414
Audit fees payable	24,275	24,275
Payable due to administrator	18,335	113,370
Payable due to trustees	1,780	10,850
Chief Compliance Officer fees payable	724	2,377
Other accrued expenses	39,748	324,012

Total Liabilities	7,706,469	67,308,864

Net Assets	$487,654,521	$3,136,971,780

Net Assets:
Paid-in Capital	$454,836,811	$2,957,383,025
Undistributed net investment income/accumulated net investment loss	(2,303,980)	13,218,398
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,436,817	(53,833,137)
Net unrealized appreciation on investments	32,684,873	220,258,251
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(54,757)

Net Assets	$487,654,521	$3,136,971,780

Investor Class Shares:
Net Assets	$121,256,996	$1,410,599,845
Total shares outstanding at end of year	6,498,159	55,903,399
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$18.66	$25.23
Institutional Class Shares:
Net Assets	$366,397,525	$1,726,371,935
Total shares outstanding at end of year	19,183,697	68,251,921
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$19.10	$25.29

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	International Small Cap Fund	Global Equity Fund
Assets:
Cost of securities	$1,344,789	$11,976,255

Investments in securities at value	$1,472,260	$13,280,398
Cash equivalents	94,682	428,097
Receivable for capital shares sold	438	2,932
Receivable due from Investment Adviser	8,164	9,448
Dividends receivable	1,441	52,080
Receivable for dividend tax reclaim	316	6,620
Prepaid expenses	8,011	11,159

Total Assets	1,585,312	13,790,734

Liabilities:
Audit fees payable	24,275	24,275
Shareholder servicing fees payable	1,537	17,260
Chief Compliance Officer fees payable	401	409
Payable due to administrator	55	495
Payable due to trustees	5	47
Payable for investment securities purchased	—	66,288
Payable for capital shares redeemed	—	22,276
Other accrued expenses	7,212	7,395

Total Liabilities	33,485	138,445

Net Assets	$1,551,827	$13,652,289

Net Assets:
Paid-in Capital	$1,359,694	$12,151,272
Undistributed net investment income	4,738	74,381
Accumulated net realized gain on investments and foreign currency transactions	59,931	122,493
Net unrealized appreciation on investments	127,471	1,304,143
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(7)	—

Net Assets	$1,551,827	$13,652,289

Investor Class Shares:
Net Assets	N/A	$13,652,289
Total shares outstanding at end of year	N/A	1,124,892
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	N/A	$12.14
Institutional Class Shares:
Net Assets	$1,551,827	N/A
Total shares outstanding at end of year	136,575	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$11.36	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2017

STATEMENTS OF ASSETS AND LIABILITIES
Global Ultra Focus Fund
Assets:
Cost of securities	$103,849,548
Cost of purchased equity options	1,542,300

Investments in securities at value	$108,937,022
Purchased equity options at value	1,932,000
Cash equivalents	370,572
Cash held as collateral for equity swaps (Note 2)	560,000
Foreign Cash (Cost $2)	2
Receivable for investment securities sold	2,281,274
Unrealized appreciation on equity swaps	1,187,334
Receivable for capital shares sold	9,572
Dividends receivable	60,570
Receivable for dividend tax reclaim	73,565
Prepaid expenses	9,332

Total Assets	115,421,243

Liabilities:
Unrealized depreciation on equity swaps	1,317,997
Payable for investment securities purchased	745,585
Shareholder servicing fees payable	176,068
Investment Adviser fees payable	83,723
Payable for capital shares redeemed	70,196
Audit fees payable	24,275
Payable due to administrator	4,133
Chief Compliance Officer fees payable	473
Payable due to trustees	400
Other accrued expenses	13,645

Total Liabilities	2,436,495

Net Assets	$112,984,748

Net Assets:
Paid-in Capital	$129,652,191
Distributions in excess of net investment income	(40,472)
Accumulated net realized loss on investments	(21,957,270)
Net unrealized appreciation on investments	5,087,474
Net unrealized appreciation on purchased equity options	389,700
Net unrealized depreciation on equity swaps	(130,663)
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(16,212)

Net Assets	$112,984,748

Investor Class Shares:
Net Assets	$112,984,748
Total shares outstanding at end of year	6,022,193
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$18.76

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2017

STATEMENTS OF OPERATIONS
	Opportunity Fund	SMID Fund

Investment Income
Dividends	$9,074,912	$525,369
Less: Foreign Taxes Withheld	(161,057)	—

Total Investment Income	8,913,855	525,369

Expenses
Investment Advisory Fees	3,322,570	310,086
Shareholder Servicing Fees – Investor Class Shares	516,665	16,138
Administration Fees	197,964	14,810
Trustees’ Fees	7,106	540
Chief Compliance Officer Fees	1,649	332
Transfer Agent Fees	94,597	49,721
Printing Fees	39,484	4,820
Registration & Filing Fees	42,434	31,366
Audit Fees	24,204	24,204
Custodian Fees	22,690	5,000
Legal Fees	11,910	866
Other Expenses	15,287	2,369

Total Expenses	4,296,560	460,252

Less:
Investment Advisory Fees Waiver	(240,533)	(116,875)
Fees Paid Indirectly (Note 3)	(1,442)	(16)

Net Expenses	4,054,585	343,361

Net Investment Income	4,859,270	182,008

Net Realized Gain on Investments	51,821,625	3,253,634
Net Change in Unrealized Appreciation (Depreciation) on Investments	9,750,938	3,201,824

Net Gain on Investments	61,572,563	6,455,458

Net Increase in Net Assets from Operations	$66,431,833	$6,637,466

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2017

STATEMENTS OF OPERATIONS
	Small Cap Fund	International Equity Fund

Investment Income
Dividends	$9,558,629	$90,916,150
Less: Foreign Taxes Withheld	—	(8,695,034)

Total Investment Income	9,558,629	82,221,116

Expenses
Investment Advisory Fees	6,263,045	25,808,639
Shareholder Servicing Fees – Investor Class Shares	556,666	1,499,246
Administration Fees	279,880	1,281,384
Trustees’ Fees	8,283	45,799
Chief Compliance Officer Fees	684	9,659
Transfer Agent Fees	89,940	268,600
Printing Fees	42,223	206,844
Registration & Filing Fees	47,107	225,768
Audit Fees	24,204	24,204
Custodian Fees	23,701	664,932
Legal Fees	16,601	71,493
Other Expenses	22,020	69,748

Total Expenses	7,374,354	30,176,316

Less:
Investment Advisory Fees Waiver	(228,943)	(1,475,723)
Fees Paid Indirectly (Note 3)	(406)	(922)

Net Expenses	7,145,005	28,699,671

Net Investment Income	2,413,624	53,521,445

Net Realized Gain (Loss) on Investments	103,058,334	(17,751,303)
Net Realized Loss on Foreign Currency Transactions	—	(3,497,719)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(17,390,415)	148,560,709
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(301)

Net Gain on Investments and Foreign Currency Transactions	85,667,919	127,311,386

Net Increase in Net Assets from Operations	$88,081,543	$180,832,831

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2017

STATEMENTS OF OPERATIONS
	International Small Cap Fund	Global Equity Fund

Investment Income
Dividends	$38,786	$295,384
Less: Foreign Taxes Withheld	(4,907)	(21,308)

Total Investment Income	33,879	274,076

Expenses
Investment Advisory Fees	15,195	112,094
Shareholder Servicing Fees – Institutional Class Shares	—	—
Shareholder Servicing Fees – Investor Class Shares	—	18,682
Administration Fees	617	5,564
Trustees’ Fees	22	199
Chief Compliance Officer Fees	230	266
Transfer Agent Fees	22,807	23,839
Printing Fees	2,802	4,262
Registration & Filing Fees	24,800	27,801
Audit Fees	24,204	24,204
Custodian Fees	10,435	10,277
Legal Fees	36	298
Other Expenses	12,280	2,052

Total Expenses	113,428	229,538

Less:
Investment Advisory Fees Waiver	(15,195)	(92,280)
Reimbursement of other operating expenses	(82,364)	—
Fees Paid Indirectly (Note 3)	(5)	(9)

Net Expenses	15,864	137,249

Net Investment Income	18,015	136,827

Net Realized Gain on Investments	126,429	150,904
Net Realized Loss on Foreign Currency Transactions	(269)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	45,430	871,947
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(226)	—

Net Gain on Investments and Foreign Currency Transactions	171,364	1,022,851

Net Increase in Net Assets from Operations	$189,379	$1,159,678

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2017

STATEMENTS OF OPERATIONS
Global Ultra Focus Fund

Investment Income
Dividends	$1,825,531
Less: Foreign Taxes Withheld	(81,141)

Total Investment Income	1,744,390

Expenses
Investment Advisory Fees	1,173,172
Shareholder Servicing Fees – Investor Class Shares	293,293
Administration Fees	52,441
Trustees’ Fees	3,754
Chief Compliance Officer Fees	2,186
Transfer Agent Fees	30,739
Printing Fees	13,764
Registration & Filing Fees	24,568
Audit Fees	24,204
Custodian Fees	16,772
Legal Fees	3,050
Other Expenses	4,486

Total Expenses	1,642,429

Less:
Investment Advisory Fees Waiver	(59,176)
Fees Paid Indirectly (Note 3)	(215)

Net Expenses	1,583,038

Net Investment Income	161,352

Net Realized Gain on Investments	8,303,774
Net Realized Gain on Purchased Equity Options	705,522
Net Realized Loss on Equity Swaps	(5,727,832)
Net Realized Loss on Foreign Currency Transactions	(201,417)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,887,478
Net Change in Unrealized Appreciation (Depreciation) on Purchased Equity Options	1,127,394
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	3,070,975
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	29,550

Net Gain on Investments, Purchased Equity Options, Equity Swaps and Foreign Currency Transactions	10,195,444

Net Increase in Net Assets from Operations	$10,356,796

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$4,859,270	$9,253,663
Net Realized Gain on Investments	51,821,625	49,802,214
Net Change in Unrealized Appreciation (Depreciation) on Investments	9,750,938	(77,878,415)

Net Increase (Decrease) in Net Assets Resulting from Operations	66,431,833	(18,822,538)

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(3,553,569)	(2,694,611)
Institutional Class Shares	(3,511,053)	(5,308,633)
Realized Gains:
Investor Class Shares	(13,089,410)	(27,342,504)
Institutional Class Shares	(11,344,150)	(40,634,205)

Total Dividends and Distributions	(31,498,182)	(75,979,953)

Capital Share Transactions:
Investor Class Shares
Issued	13,337,960	26,539,422
Reinvestment of Dividends	12,245,664	20,980,630
Redeemed	(95,544,797)	(74,908,215)

Net Decrease in Net Assets from Investor Class Share Transactions	(69,961,173)	(27,388,163)

Institutional Class Shares
Issued	22,591,386	63,048,519
Reinvestment of Dividends	11,627,964	40,922,254
Redeemed	(228,642,232)	(111,274,345)

Net Decrease in Net Assets from Institutional Class Share Transactions	(194,422,882)	(7,303,572)

Net Decrease in Net Assets from Capital Share Transactions	(264,384,055)	(34,691,735)

Total Decrease in Net Assets	(229,450,404)	(129,494,226)
Net Assets:
Beginning of year	578,257,577	707,751,803

End of year (including undistributed net investment income of $682,645 and $3,238,358, respectively)	$348,807,173	$578,257,577

Share Transactions:
Investor Class Shares
Issued	558,111	1,100,378
Reinvestment of Dividends	504,746	914,083
Redeemed	(4,020,082)	(3,085,741)

Total Decrease in Investor Class Shares	(2,957,225)	(1,071,280)

Institutional Class Shares
Issued	960,937	2,646,676
Reinvestment of Dividends	480,103	1,784,530
Redeemed	(9,595,664)	(4,708,270)

Total Decrease in Institutional Class Shares	(8,154,624)	(277,064)

Net Decrease in Shares Outstanding	(11,111,849)	(1,348,344)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$182,008	$40,051
Net Realized Gain (Loss) on Investments	3,253,634	(4,579,329)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,201,824	(258,711)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,637,466	(4,797,989)

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(162,500)	(30,770)
Institutional Class Shares	(3,818)	(994)
Realized Gains:
Investor Class Shares	—	(97,646)
Institutional Class Shares	—	(1,501)

Total Dividends and Distributions	(166,318)	(130,911)

Capital Share Transactions:
Investor Class Shares
Issued	7,514,730	22,736,794
Reinvestment of Dividends	161,747	128,039
Redemption Fees – Note 2	—	360
Redeemed	(23,096,196)	(17,363,148)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(15,419,719)	5,502,045

Institutional Class Shares
Issued	2,887,409	201,391
Reinvestment of Dividends	3,818	2,496
Redemption Fees – Note 2	—	11
Redeemed	(187,727)	(62,805)

Net Increase in Net Assets from Institutional Class Share Transactions	2,703,500	141,093

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,716,219)	5,643,138

Total Increase (Decrease) in Net Assets	(6,245,071)	714,238
Net Assets:
Beginning of year	39,216,531	38,502,293

End of year (including undistributed (distributions in excess of) net investment income of $13,419 and $(3,481), respectively)	$32,971,460	$39,216,531

Share Transactions:
Investor Class Shares
Issued	522,310	1,686,746
Reinvestment of Dividends	10,698	9,841
Redeemed	(1,651,274)	(1,337,183)

Total Increase (Decrease) in Investor Class Shares	(1,118,266)	359,404

Institutional Class Shares
Issued	187,148	15,210
Reinvestment of Dividends	253	192
Redeemed	(14,308)	(4,941)

Total Increase in Institutional Class Shares	173,093	10,461

Net Increase (Decrease) in Shares Outstanding	(945,173)	369,865

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$2,413,624	$458,841
Net Realized Gain (Loss) on Investments	103,058,334	(94,265,092)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(17,390,415)	(53,765,278)

Net Increase (Decrease) in Net Assets Resulting from Operations	88,081,543	(147,571,529)

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	—	(2,608,566)
Institutional Class Shares	—	(5,744,147)
Realized Gains:
Investor Class Shares	—	(26,899,247)
Institutional Class Shares	—	(44,669,819)

Total Dividends and Distributions	—	(79,921,779)

Capital Share Transactions:
Investor Class Shares
Issued	27,078,120	67,877,543
Reinvestment of Dividends	—	25,584,785
Redemption Fees – Note 2	3,935	10,209
Redeemed	(247,086,794)	(172,539,157)

Net Decrease in Net Assets from Investor Class Share Transactions	(220,004,739)	(79,066,620)

Institutional Class Shares
Issued	82,915,561	136,784,593
Reinvestment of Dividends	—	48,363,838
Redemption Fees – Note 2	30,728	23,113
Redeemed	(250,318,304)	(287,525,589)

Net Decrease in Net Assets from Institutional Class Share Transactions	(167,372,015)	(102,354,045)

Net Decrease in Net Assets from Capital Share Transactions	(387,376,754)	(181,420,665)

Total Decrease in Net Assets	(299,295,211)	(408,913,973)
Net Assets:
Beginning of year	786,949,732	1,195,863,705

End of year (including distributions in excess of net investment income/accumulated net investment loss of $(2,303,980) and $(5,958,031), respectively)	$487,654,521	$786,949,732

Share Transactions:
Investor Class Shares
Issued	1,591,058	3,912,449
Reinvestment of Dividends	—	1,506,041
Redeemed	(14,020,284)	(9,892,232)

Total Decrease in Investor Class Shares	(12,429,226)	(4,473,742)

Institutional Class Shares
Issued	4,460,749	7,652,724
Reinvestment of Dividends	—	2,786,106
Redeemed	(13,885,572)	(16,770,867)

Total Decrease in Institutional Class Shares	(9,424,823)	(6,332,037)

Net Decrease in Shares Outstanding	(21,854,049)	(10,805,779)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$53,521,445	$20,616,356
Net Realized Loss on Investments	(17,751,303)	(28,903,755)
Net Realized Loss on Foreign Currency Transactions	(3,497,719)	(2,704,182)
Net Change in Unrealized Appreciation (Depreciation) on Investments	148,560,709	44,540,830
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(301)	(29,715)

Net Increase in Net Assets Resulting from Operations	180,832,831	33,519,534

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(21,377,398)	(2,115,754)
Institutional Class Shares	(28,536,573)	(3,678,575)
Realized Gains:
Investor Class Shares	—	(1,002,672)
Institutional Class Shares	—	(1,581,948)

Total Dividends and Distributions	(49,913,971)	(8,378,949)

Capital Share Transactions:
Investor Class Shares
Issued	736,804,652	1,386,516,675
Reinvestment of Dividends	16,549,732	2,588,928
Redemption Fees – Note 2	77,990	105,121
Redeemed	(794,036,611)	(186,508,224)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(40,604,237)	1,202,702,500

Institutional Class Shares
Issued	1,166,625,654	923,579,372
Reinvestment of Dividends	19,848,489	2,947,944
Redemption Fees – Note 2	443,506	194,013
Redeemed	(616,732,400)	(117,034,894)

Net Increase in Net Assets from Institutional Class Share Transactions	570,185,249	809,686,435

Net Increase in Net Assets from Capital Share Transactions	529,581,012	2,012,388,935

Total Increase in Net Assets	660,499,872	2,037,529,520
Net Assets:
Beginning of year	2,476,471,908	438,942,388

End of year (including undistributed net investment income of $13,218,398 and $13,108,643, respectively)	$3,136,971,780	$2,476,471,908

Share Transactions:
Investor Class Shares
Issued	30,655,526	59,053,135
Reinvestment of Dividends	694,200	104,902
Redeemed	(33,043,419)	(7,831,745)

Total Increase (Decrease) in Investor Class Shares	(1,693,693)	51,326,292

Institutional Class Shares
Issued	48,461,017	38,429,248
Reinvestment of Dividends	830,828	119,242
Redeemed	(25,437,599)	(4,842,731)

Total Increase in Institutional Class Shares	23,854,246	33,705,759

Net Increase in Shares Outstanding	22,160,553	85,032,051

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$18,015	$3,143
Net Realized Gain (Loss) on Investments	126,429	(54,008)
Net Realized Loss on Foreign Currency Transactions	(269)	(2,660)
Net Change in Unrealized Appreciation (Depreciation) on Investments	45,430	10,330
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(226)	184

Net Increase (Decrease) in Net Assets Resulting from Operations	189,379	(43,011)

Dividends and Distributions:
Net Investment Income	(15,701)	(665)
Realized Gains	(9,204)	(2,364)

Total Dividends and Distributions	(24,905)	(3,029)

Capital Share Transactions:
Issued	45,519	141,638
Reinvestment of Dividends	24,905	3,029
Redeemed	(49,520)	(2,175)

Net Increase in Net Assets from Capital Share Transactions	20,904	142,492

Total Increase in Net Assets	185,378	96,452
Net Assets:
Beginning of year	1,366,449	1,269,997

End of year (including undistributed (distributions in excess of) net investment income of $4,738 and $(545), respectively)	$1,551,827	$1,366,449

Share Transactions:
Issued	4,539	14,539
Reinvestment of Dividends	2,526	304
Redeemed	(4,848)	(209)

Net Increase in Shares Outstanding	2,217	14,634

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$136,827	$38,713
Net Realized Gain on Investments	150,904	71,681
Net Change in Unrealized Appreciation (Depreciation) on Investments	871,947	207,269

Net Increase in Net Assets Resulting from Operations	1,159,678	317,663

Dividends and Distributions:
Net Investment Income	(87,988)	(13,437)
Realized Gains	(33,002)	(174,196)

Total Dividends and Distributions	(120,990)	(187,633)

Capital Share Transactions:
Issued	7,659,043	7,565,382
Reinvestment of Dividends	120,989	187,627
Redemption Fees – Note 2	15	222
Redeemed	(4,130,259)	(992,872)

Net Increase in Net Assets from Capital Share Transactions	3,649,788	6,760,359

Total Increase in Net Assets	4,688,476	6,890,389
Net Assets:
Beginning of year	8,963,813	2,073,424

End of year (including undistributed net investment income of $74,381 and $25,542, respectively)	$13,652,289	$8,963,813

Share Transactions:
Issued	672,124	713,916
Reinvestment of Dividends	10,333	16,558
Redeemed	(357,678)	(90,709)

Net Increase in Shares Outstanding	324,779	639,765

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$161,352	$308,496
Net Realized Gain on Investments and Purchased Equity Options	9,009,296	2,187,779
Net Realized Loss on Equity Swaps	(5,727,832)	(3,225,222)
Net Realized Loss on Foreign Currency Transactions	(201,417)	(79,873)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Equity Swaps and Purchased Equity Options	7,085,847	(15,737,100)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	29,550	(24,509)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,356,796	(16,570,429)

Dividends and Distributions:
Net Investment Income	(278,587)	—

Total Dividends and Distributions	(278,587)	—

Capital Share Transactions:
Issued	6,885,940	25,630,534
Reinvestment of Dividends	268,927	—
Redemption Fees – Note 2	9,501	28,262
Redeemed	(35,427,689)	(28,967,803)

Net Decrease in Net Assets from Capital Share Transactions	(28,263,321)	(3,309,007)

Total Decrease in Net Assets	(18,185,112)	(19,879,436)
Net Assets:
Beginning of year	131,169,860	151,049,296

End of year (including undistributed (distributions in excess of) net investment income of $(40,472) and $278,180, respectively)	$112,984,748	$131,169,860

Share Transactions:
Issued	395,565	1,412,301
Reinvestment of Dividends	14,381	—
Redeemed	(2,049,928)	(1,639,247)

Net Decrease in Shares Outstanding	(1,639,982)	(226,946)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
Opportunity Fund	Year Ended April 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$22.67	$26.34	$24.13	$20.45	$17.90
Income (Loss) from Operations:
Net Investment Income(1)	0.22	0.31	0.13	0.19	0.19
Net Realized and Unrealized Gain (Loss)	3.25	(0.99)	2.28	3.71	2.55

Total from Operations	3.47	(0.68)	2.41	3.90	2.74

Dividends and Distributions:
Net Investment Income	(0.40)	(0.25)	(0.20)	(0.22)	(0.19)
Net Realized Gain	(1.54)	(2.74)	—	—	—

Total Dividends and Distributions	(1.94)	(2.99)	(0.20)	(0.22)	(0.19)

Net Asset Value, End of Year	$24.20	$22.67	$26.34	$24.13	$20.45

Total Return†	15.41%	(2.61)%	10.03%	19.14%	15.51%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$173,177	$229,255	$294,656	$464,209	$496,247
Ratio of Expenses to Average Net Assets	1.05%	1.11%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%	1.17%	1.26%	1.28%	1.31%
Ratio of Net Investment Income to Average Net Assets	0.93%	1.30%	0.51%	0.85%	1.08%
Portfolio Turnover Rate	46%	55%	64%	58%	64%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
Opportunity Fund	Year Ended April 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$22.62	$26.30	$24.11	$20.43	$17.91
Income (Loss) from Operations:
Net Investment Income(1)	0.29	0.38	0.19	0.25	0.24
Net Realized and Unrealized Gain (Loss)	3.24	(1.00)	2.28	3.71	2.54

Total from Operations	3.53	(0.62)	2.47	3.96	2.78

Dividends and Distributions:
Net Investment Income	(0.46)	(0.32)	(0.28)	(0.28)	(0.26)
Net Realized Gain	(1.54)	(2.74)	—	—	—

Total Dividends and Distributions	(2.00)	(3.06)	(0.28)	(0.28)	(0.26)

Net Asset Value, End of Year	$24.15	$22.62	$26.30	$24.11	$20.43

Total Return†	15.73%	(2.38)%	10.28%	19.46%	15.76%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$175,630	$349,003	$413,096	$357,067	$282,857
Ratio of Expenses to Average Net Assets	0.80%	0.86%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.85%	0.92%	1.01%	1.03%	1.06%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.57%	0.76%	1.09%	1.33%
Portfolio Turnover Rate	46%	55%	64%	58%	64%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
SMID Fund	Year Ended April 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.90	$14.42	$13.39	$10.85	$9.56
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.08	0.01	0.05	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	2.84	(1.49)	1.14	3.22	1.30

Total from Operations	2.92	(1.48)	1.19	3.20	1.29

Dividends and Distributions:
Net Investment Income	(0.08)	(0.01)	(0.05)	—	—
Net Realized Gain	—	(0.03)	(0.11)	(0.66)	—

Total Dividends and Distributions	(0.08)	(0.04)	(0.16)	(0.66)	—

Redemption Fees(1)	—	0.00 (2)	0.00 (2)	—	—

Net Asset Value, End of Year	$15.74	$12.90	$14.42	$13.39	$10.85

Total Return†	22.66%	(10.27)%	8.97%	29.95%	13.49%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$29,379	$38,505	$37,857	$2,998	$1,814
Ratio of Expenses to Average Net Assets	1.04%	1.10%	1.18%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.39%	1.43%	1.63%	4.41%	7.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55%	0.10%	0.39%	(0.14)%	(0.16)%
Portfolio Turnover Rate	48%	78%	72%	71%	105%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
SMID Fund	Year Ended April 30,		November 3, 2014* to April 30, 2015
	2017	2016
Net Asset Value, Beginning of Year	$12.89	$14.42	$13.91
Income (Loss) from Operations:
Net Investment Income(1)	0.06	0.02	0.02
Net Realized and Unrealized Gain (Loss)	2.87	(1.50)	0.65

Total from Operations	2.93	(1.48)	0.67

Dividends and Distributions:
Net Investment Income	(0.09)	(0.02)	(0.05)
Net Realized Gain	—	(0.03)	(0.11)

Total Dividends and Distributions	(0.09)	(0.05)	(0.16)

Redemption Fees(1)	—	0.00 (2)	—

Net Asset Value, End of Year	$15.73	$12.89	$14.42

Total Return†	22.73%	(10.27)%	4.92%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$3,592	$712	$645
Ratio of Expenses to Average Net Assets	0.97%	1.05%	1.05	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.34%	1.38%	1.54	%**
Ratio of Net Investment Income to Average Net Assets	0.40%	0.15%	0.26	%**
Portfolio Turnover Rate	48%	78%	72	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the Fund for the full year.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
Small Cap Fund	Year Ended April 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$16.35	$20.26	$22.41	$20.13	$18.76
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.04	(0.02)	0.01	(0.08)	(0.07)
Net Realized and Unrealized Gain (Loss)	2.27	(2.47)	0.67	5.02	1.72

Total from Operations	2.31	(2.49)	0.68	4.94	1.65

Dividends and Distributions:
Net Investment Income	—	(0.13)	—	—	—
Net Realized Gain	—	(1.29)	(2.83)	(2.66)	(0.28)

Total Dividends and Distributions	—	(1.42)	(2.83)	(2.66)	(0.28)

Redemption Fees(1)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$18.66	$16.35	$20.26	$22.41	$20.13

Total Return†	14.13%	(12.51)%	4.01%	25.13%	8.96%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$121,257	$309,441	$474,040	$627,861	$849,731
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.33%	1.35%	1.36%	1.40%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%	(0.11)%	0.05%	(0.35)%	(0.38)%
Portfolio Turnover Rate	54%	59%	69%	67%	71%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
Small Cap Fund	Year Ended April 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$16.69	$20.66	$22.74	$20.34	$18.90
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.08	0.03	0.07	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	2.33	(2.53)	0.68	5.09	1.75

Total from Operations	2.41	(2.50)	0.75	5.06	1.72

Dividends and Distributions:
Net Investment Income	—	(0.18)	—	—	—
Net Realized Gain	—	(1.29)	(2.83)	(2.66)	(0.28)

Total Dividends and Distributions	—	(1.47)	(2.83)	(2.66)	(0.28)

Redemption Fees(1)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$19.10	$16.69	$20.66	$22.74	$20.34

Total Return†	14.44%	(12.30)%	4.27%	25.48%	9.27%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$366,398	$477,509	$721,824	$725,099	$519,452
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.09%	1.10%	1.11%	1.15%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46%	0.14%	0.31%	(0.12)%	(0.15)%
Portfolio Turnover Rate	54%	59%	69%	67%	71%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
International Equity Fund	Year Ended April 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$24.26	$25.86	$24.88	$21.77	$19.54
Income (Loss) from Operations:
Net Investment Income(1)	0.47	0.50	0.33	0.56	0.25
Net Realized and Unrealized Gain (Loss)	0.90	(1.91)	0.99	2.61	2.29

Total from Operations	1.37	(1.41)	1.32	3.17	2.54

Dividends and Distributions:
Net Investment Income	(0.40)	(0.12)	(0.35)	(0.06)	(0.31)
Net Realized Gain	—	(0.07)	—	—	—

Total Dividends and Distributions	(0.40)	(0.19)	(0.35)	(0.06)	(0.31)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.01	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$25.23	$24.26	$25.86	$24.88	$21.77

Total Return†	5.75%	(5.45)%	5.52%	14.56%	13.12%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,410,600	$1,397,228	$162,146	$133,850	$30,615
Ratio of Expenses to Average Net Assets	1.06%	1.08%	1.09%	1.20%	1.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.11%	1.12%	1.18%	1.45%	1.70%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.08%	1.34%	2.30%	1.29%
Portfolio Turnover Rate	57%	39%	49%	58%	75%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
International Equity Fund	Year Ended April 30,				November 30, 2012* to April 30, 2013
	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$24.31	$25.89	$24.93	$21.79	$19.85
Income (Loss) from Operations:
Net Investment Income(1)	0.43	0.44	0.33	0.68	0.18
Net Realized and Unrealized Gain (Loss)	0.96	(1.82)	1.03	2.56	2.07

Total from Operations	1.39	(1.38)	1.36	3.24	2.25

Dividends and Distributions:
Net Investment Income	(0.42)	(0.14)	(0.40)	(0.10)	(0.31)
Net Realized Gain	—	(0.07)	—	—	—

Total Dividends and Distributions	(0.42)	(0.21)	(0.40)	(0.10)	(0.31)

Redemption Fees(1)	0.01	0.01	0.00 (2)	0.00 (2)	0.00	(2)

Net Asset Value, End of Year	$25.29	$24.31	$25.89	$24.93	$21.79

Total Return†	5.87%	(5.30)%	5.65%	14.84%	11.48%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,726,372	$1,079,244	$276,796	$158,408	$8,243
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.00%	1.02%	1.04%	1.17%	1.59	%**
Ratio of Net Investment Income to Average Net Assets	1.79%	1.80%	1.35%	2.77%	2.04	%**
Portfolio Turnover Rate	57%	39%	49%	58%	75	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the Fund for the full year.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
International Small Cap Fund	Year Ended April 30,		November 18, 2014* to April 30, 2015
	2017	2016
Net Asset Value, Beginning of Year	$10.17	$10.61	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.13	0.03	—
Net Realized and Unrealized Gain (Loss)	1.25	(0.44)	0.61

Total from Operations	1.38	(0.41)	0.61

Dividends and Distributions:
Net Investment Income	(0.12)	(0.01)	—
Net Realized Gain	(0.07)	(0.02)	—

Total Dividends and Distributions	(0.19)	(0.03)	—

Net Asset Value, End of Year	$11.36	$10.17	$10.61

Total Return†	13.83%	(3.91)%	6.10%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,552	$1,366	$1,270
Ratio of Expenses to Average Net Assets	1.15%	1.40%	1.40	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	8.20%	9.44%	15.61	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30%	0.26%	(0.06	)%**
Portfolio Turnover Rate	49%	54%	16	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
Global Equity Fund	Year Ended April 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$11.20	$12.93	$13.43	$12.49	$11.07
Income (Loss) from Operations:
Net Investment Income(1)	0.13	0.14	0.07	0.21	0.09
Net Realized and Unrealized Gain (Loss)	0.92	(0.84)	0.83	1.98	1.63

Total from Operations	1.05	(0.70)	0.90	2.19	1.72

Dividends and Distributions:
Net Investment Income	(0.08)	(0.07)	(0.19)	(0.05)	(0.10)
Net Realized Gain	(0.03)	(0.96)	(1.21)	(1.20)	(0.20)

Total Dividends and Distributions	(0.11)	(1.03)	(1.40)	(1.25)	(0.30)

Redemption Fees(1)	0.00 (2)	0.00 (2)	—	—	0.00 (2)

Net Asset Value, End of Year	$12.14	$11.20	$12.93	$13.43	$12.49

Total Return†	9.35%	(5.51)%	7.85%	17.96%	16.00%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$13,652	$8,964	$2,073	$1,983	$1,413
Ratio of Expenses to Average Net Assets	1.10%	1.20%	1.23%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.84%	3.71%	5.30%	5.77%	9.89%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.20%	0.54%	1.59%	0.77%
Portfolio Turnover Rate	60%	59%	63%	67%	70%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
Global Ultra Focus Fund	Year Ended April 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$17.12	$19.15	$17.79	$12.36	$10.94
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.02	0.04	(0.02)	0.01	0.01
Net Realized and Unrealized Gain (Loss)	1.66	(2.07)	1.61	5.42	1.41

Total from Operations	1.68	(2.03)	1.59	5.43	1.42

Dividends and Distributions:
Net Investment Income	(0.04)	—	(0.25)	—	—
Net Realized Gain	—	—	—	—	—
Return of Capital	—	—	0.00 (2)	—	—

Total Dividends and Distributions	(0.04)	—	(0.25)	—	—

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.02	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$18.76	$17.12	$19.15	$17.79	$12.36

Total Return†	9.83%	(10.60)%	9.27%	43.93%	12.98%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$112,985	$131,170	$151,049	$196,899	$134,748
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.40%	1.40%	1.38%	1.39%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	0.22%	(0.10)%	0.06%	0.12%
Portfolio Turnover Rate	72%	115%	163%	167%	85%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Ultra Focus Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund, Global Equity Fund and Global Ultra Focus Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective September 1, 2016, the Cambiar Unconstrained Equity Fund changed its name to the Cambiar Global Ultra Focus Fund.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended April 30, 2017, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

The Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2017, the Cambiar Global Ultra Focus Fund had open purchased equity option positions.

For the year ended April 30, 2017, the average monthly balances of open purchased equity options were as follows:

Average Long Notional Amount Outstanding	$1,081,471
Ending Notional Long Amount Outstanding	$1,542,300

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of April 30, 2017, the Cambiar Global Ultra Focus Fund has entered into swap contracts as shown on the Schedule of Investments.

For the year ended April 30, 2017, the average monthly balances of equity swaps were as follows:

Average Long Notional Amount Outstanding	$3,740,073
Average Short Notional Amount Outstanding	$16,088,883
Ending Notional Long Amount Outstanding	$8,997,126
Ending Notional Short Amount Outstanding	$4,234,810

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2017, the Cambiar Global Ultra Focus Fund entered into swap agreements with one counterparty.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following table presents the Cambiar Global Ultra Focus Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of April 30, 2017:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Equity Swaps
Goldman Sachs	$1,187,334	$(1,187,334)	$—	$—

Total	$1,187,334	$(1,187,334)	$—	$—

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

The following table presents the Cambiar Global Ultra Focus Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of as of April 30, 2017:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged†	Net Amount
Equity Swaps
Goldman Sachs	$1,317,997	$(1,187,334)	$(130,663)	$—

Total	$1,317,997	$(1,187,334)	$(130,663)	$—

†	Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2017, the Funds retained fees of $0, $0, $34,663, $521,496, $0, $15 and $9,501, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended April 30, 2017, the Funds paid as follows for these services: $197,964, $14,810, $279,880, $1,281,384, $617, $5,564 and $52,441 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund, respectively.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class Shares are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended April 30, 2017, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity, and Cambiar Global Ultra Focus Funds earned credits of $1,442, $16, $406, $922, $5, $9 and $215, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

4.	Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity and the Cambiar Global Ultra Focus Funds at an annual rate of 0.75%, 0.90%, 1.00%, 0.90%, 1.10%, 0.90%, and 1.00% respectively, of each Fund’s average daily net assets. Prior to August 28, 2016, the management fee for the Cambiar SMID Fund was 1.00%.

The Adviser has contractually agreed, through September 1, 2017, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.80%
Cambiar SMID Fund	0.95%*
Cambiar Small Cap Fund	1.05%
Cambiar International Equity Fund	0.95%
Cambiar International Small Cap	1.15%
Cambiar Global Equity Fund	0.95%
Cambiar Global Ultra Focus Fund	1.10%

*	Prior to August 28, 2016, the expense limit for the Cambiar SMID Fund was 1.05%.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending April 30, 2017.

At April 30, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until April 30:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Global Ultra Focus Fund
4/30/14-4/30/15	2018	$456,352	$93,381	$828,670	$326,395	$68,649	$81,556	$63,125
4/30/15-4/30/16	2019	377,342	135,098	462,401	639,634	97,907	80,822	65,717
4/30/16-4/30/17	2020	240,533	116,875	228,943	1,475,723	97,559	92,280	59,176

		$1,074,227	$345,354	$1,520,014	$2,441,752	$264,115	$254,658	$188,018

5.	Investment Transactions:

For the year ended April 30, 2017, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$192,970,082	$449,920,250
Cambiar SMID Fund	15,598,211	28,877,914
Cambiar Small Cap Fund	326,973,943	694,235,435
Cambiar International Equity Fund	2,146,741,913	1,563,294,363
Cambiar International Small Cap Fund	644,544	682,553
Cambiar Global Equity Fund	10,721,476	7,048,888
Cambiar Global Ultra Focus Fund	80,245,981	115,142,046

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These differences are primarily attributable to REIT income reclassification, investments in passive foreign investment companies, reclassification of distributions, investments in swaps, differing book and tax treatments for foreign currency transactions, and utilization of earnings and profits on shareholder redemptions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Opportunity Fund	$(350,361)	$(8,544,165)	$8,894,526
Cambiar SMID Fund	1,210	(1,210)	—
Cambiar Small Cap Fund	1,240,427	(1,240,427)	—
Cambiar International Equity Fund	(3,497,719)	3,497,719	—
Cambiar International Small Cap Fund	2,969	(2,969)	—
Cambiar Global Equity Fund	—	—	—
Cambiar Global Ultra Focus Fund	(201,417)	201,417	—

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Cambiar Opportunity Fund
2017	$7,064,622	$24,433,560	$31,498,182
2016	10,774,613	65,205,340	75,979,953
Cambiar SMID Fund
2017	166,318	—	166,318
2016	31,764	99,147	130,911
Cambiar Small Cap Fund
2017	—	—	—
2016	8,352,713	71,569,066	79,921,779
Cambiar International Equity Fund
2017	49,913,971	—	49,913,971
2016	5,797,490	2,581,459	8,378,949
Cambiar International Small Cap Fund
2017	15,701	9,204	24,905
2016	3,029	—	3,029
Cambiar Global Equity Fund
2017	120,990	—	120,990
2016	31,271	156,362	187,633
Cambiar Global Ultra Focus Fund
2017	278,587	—	278,587
2016	—	—	—

As of April 30, 2017, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Global Ultra Focus Fund
Undistributed Ordinary Income	$682,645	$13,419	$931,066	$13,218,392	$37,944	$215,940	$—
Undistributed Long-Term Capital Gain	16,634,572	—	4,035,177	—	26,874	—	—
Late-Year Loss Deferral	—	—	—	—	—	—	(40,472)
Capital Loss Carryforwards	—	(1,341,068)	—	(44,677,273)	—	—	(21,239,194)
Net Unrealized Appreciation	63,685,768	4,409,946	27,851,467	211,047,632	127,322	1,285,077	4,612,223
Other Temporary Differences	(6)	2	—	4	(7)	—	—

Total Distributable Earnings (Accumulated Losses)	$81,002,979	$3,082,299	$32,817,710	$179,588,755	$192,133	$1,501,017	$(16,667,443)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2017 through April 30, 2017 and specified losses realized on investment transactions from November 1, 2016 through April 30, 2017, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2017, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Post- Enactment Capital Loss Carryforwards
Cambiar SMID Fund	$1,341,068	$—	$1,341,068
Cambiar International Equity Fund	44,677,273	—	44,677,273
Cambiar Global Ultra Focus Fund	20,397,405	841,789	21,239,194

During the year ended April 30, 2017, the Cambiar International Small Cap Fund utilized $54,055 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at April 30, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$274,159,102	$71,605,715	$(7,919,947)	$63,685,768
Cambiar SMID Fund	27,091,119	5,367,803	(957,857)	4,409,946
Cambiar Small Cap Fund	457,412,573	59,351,062	(31,499,595)	27,851,467
Cambiar International Equity Fund	2,874,191,747	288,202,961	(77,100,572)	211,102,389
Cambiar International Small Cap Fund	1,344,931	166,613	(39,284)	127,329
Cambiar Global Equity Fund	11,995,321	1,608,104	(323,027)	1,285,077
Cambiar Global Ultra Focus Fund	104,567,625	12,119,515	(7,750,118)	4,369,397

7.	Risks:

At April 30, 2017, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	Other:

At April 30, 2017, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	3	60%
Cambiar Opportunity Fund, Institutional Class	5	88%
Cambiar SMID Fund, Investor Class	1	96%
Cambiar SMID Fund, Institutional Class	3	90%
Cambiar Small Cap Fund, Investor Class	8	82%
Cambiar Small Cap Fund, Institutional Class	4	72%
Cambiar International Equity Fund, Investor Class	2	87%
Cambiar International Equity Fund, Institutional Class	4	78%
Cambiar International Small Cap, Institutional Class	2	100%
Cambiar Global Equity Fund, Investor Class	2	92%
Cambiar Global Ultra Focus Fund, Investor Class	4	58%

9.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

10.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2017.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

the Cambiar Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (seven of the series constituting The Advisors’ Inner Circle Fund) at April 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2017

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FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2017.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[4]
INTERESTED TRUSTEES[2,3]

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT
TRUSTEES[2]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT
TRUSTEES[2] (continued)

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.
1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.	None.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.
JOHN Y. KIM (Born: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014)	None.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/01/16	Ending Account Value 04/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,107.20	1.05%	$5.49
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,108.80	0.80%	$4.18
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,160.10	1.00%	$5.36
Hypothetical 5% Return	$1,000.00	$1,019.84	1.00%	$5.01
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,159.80	0.95%	$5.09
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,115.40	1.30%	$6.82
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,117.00	1.05%	$5.51
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,072.00	1.07%	$5.50
Hypothetical 5% Return	$1,000.00	$1,019.49	1.07%	$5.36
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,072.40	0.95%	$4.88
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,133.90	1.15%	$6.08
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76
Cambiar Global Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,086.70	1.02%	$5.28
Hypothetical 5% Return	$1,000.00	$1,019.74	1.02%	$5.11
Cambiar Global Ultra Focus Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,121.30	1.35%	$7.10
Hypothetical 5% Return	$1,000.00	$1,018.10	1.35%	$6.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an April 30, 2017 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2017, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)
Cambiar Opportunity Fund	81.64%	18.36%	0.00%	100.00%	100.00%
Cambiar SMID Fund	0.00%	100.00%	0.00%	100.00%	100.00%
Cambiar Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar International Equity Fund	0.00%	100.00%	0.00%	100.00%	2.60%
Cambiar International Small Cap Fund	31.78%	68.22%	0.00%	100.00%	0.00%
Cambiar Global Equity Fund	0.00%	100.00%	0.00%	100.00%	37.73%
Cambiar Global Ultra Focus Fund	0.00%	100.00%	0.00%	100.00%	99.85%

	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit Pass Through (6)
Cambiar Opportunity Fund	100.00%	0.00%	0.00%	100.00%	0.00%
Cambiar SMID Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar International Equity Fund	100.00%	0.00%	0.00%	0.00%	11.81%
Cambiar International Small Cap Fund	57.25%	0.00%	0.00%	0.00%	14.02%
Cambiar Global Equity Fund	98.03%	0.00%	0.00%	100.00%	11.24%
Cambiar Global Ultra Focus Fund	99.85%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Global Equity Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2017, the total amount of foreign source income for Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Global Equity Fund was $88,663,449, $38,774 and $192,718, respectively. The total amount of foreign taxes paid for Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Global Equity Fund was $6,687,167, $4,060 and $15,327, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) to the Trust

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2017 and for the fiscal year 2016 as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$169,925	N/A	N/A	$165,015	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	NA	N/A	N/A	NA	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)Percentage of fees billed by EY applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2017	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0, for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller & CFO

Date: July 7, 2017

*	Print the name and title of each signing officer under his or her signature.